UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

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Asbury Automotive Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Asbury Automotive Group, Inc.
2905 Premiere Parkway NW, Suite 300
Duluth, GA 30097

March  21 , 2014

Dear Stockholders,

          On behalf of the Board of Directors and management of Asbury Automotive Group, Inc., we cordially invite you to attend our 2014 Annual Meeting of Stockholders.

          As you know, an important aspect of the annual meeting process is the vote by stockholders on corporate business. The matters to be voted on are described in the notice of meeting and the proxy statement which accompany this letter. I urge you to exercise your rights as a stockholder to vote and participate in the process. Whether or not you plan to attend the meeting, please read the enclosed proxy statement and complete, sign and date the enclosed proxy and return it as promptly as possible in the accompanying postage paid envelope or vote via telephone or the Internet. This will ensure that your shares are represented at the meeting.

Sincerely,

Craig T. Monaghan
Director, President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

ASBURY AUTOMOTIVE GROUP, INC.
2905 PREMIERE PARKWAY NW, SUITE 300
DULUTH, GEORGIA 30097
(770) 418-8200

NOTICE OF THE 2014 ANNUAL MEETING OF STOCKHOLDERS AND IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON
APRIL 16, 2014

To Our Stockholders:

          The 2014 Annual Meeting of Stockholders of Asbury Automotive Group, Inc. will be held at Intercontinental - Buckhead Atlanta located at 3315 Peachtree Road, N.E., Atlanta, Georgia 30326 on April 16, 2014, at 8:00 a.m. Eastern Time, for the purpose of considering and acting upon the following proposals:

1. election of the two nominees to Class III of the Board of Directors to hold office until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified;

2. approval of an amendment to the Bylaws of the Company to provide that Delaware will serve as the exclusive forum for certain legal actions involving the Company;

3. approval of the Company’s Amended and Restated Key Executive Incentive Compensation Plan;

4. advisory approval of the compensation of our named executive officers;

5. ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014; and

6. any other matters that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

          Only stockholders of record as of 5:00 p.m. Eastern Time on February 28, 2014, the record date, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the Annual Meeting. A complete list of stockholders entitled to notice of, and to vote at, the Annual Meeting will be available for inspection by stockholders during normal business hours during the 10 day period immediately prior to the Annual Meeting at our headquarters located at 2905 Premiere Parkway NW, Suite 300, Duluth, Georgia 30097, as well as at the Annual Meeting.

          Your vote is important. Please complete, date and sign the enclosed proxy, and return it promptly in the enclosed envelope, or vote via telephone or the Internet, to ensure your shares are represented at the Annual Meeting. Any proxy you give will not be used if you thereafter choose to attend and vote in person at the Annual Meeting.

          This proxy statement and the Company’s 2013 Annual Report are available on the Internet at http://www.edocumentview.com/ABG

BY ORDER OF THE BOARD OF DIRECTORS,

George A. Villasana
Vice President, General Counsel and Secretary

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

i

ii

ASBURY AUTOMOTIVE GROUP, INC.
2905 PREMIERE PARKWAY NW, SUITE 300
DULUTH, GEORGIA 30097

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 16, 2014

          This proxy statement is furnished in connection with the solicitation of proxies by Asbury Automotive Group, Inc. (“Asbury”, the “Company”, “we”, “us” or “our”) on behalf of the Board of Directors (the “Board”) for the 2014 Annual Meeting of Stockholders (the “Annual Meeting”), and all adjournments or postponements of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 16, 2014, this proxy statement and proxy card are first being mailed to stockholders, and made available on the Internet, on or about March  24 , 2014. A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 is included with these materials.

INFORMATION ABOUT THE MEETING

What is the purpose of the Annual Meeting?

          At the Annual Meeting, stockholders will be asked to consider and vote on the following proposals:

          PROPOSAL 1. election of the two nominees to Class III of the Board to hold office until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified;

          PROPOSAL 2: approval of an amendment to the Bylaws of the Company to provide that Delaware will serve as the exclusive forum for certain legal actions involving the Company;

          PROPOSAL 3: approval of the Company’s Amended and Restated Key Executive Incentive Compensation Plan;

          PROPOSAL 4. advisory approval of the compensation of our named executive officers; and

          PROPOSAL 5. ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014.

          The stockholders will also transact any other business that may properly come before the Annual Meeting. Representatives from our independent registered public accounting firm, Ernst & Young LLP, are expected to be present at the meeting to make a statement if they so desire and to respond to appropriate questions from stockholders.

Who is entitled to vote?

          The record date for the Annual Meeting is February 28, 2014. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. Attendance at the Annual Meeting will be limited to stockholders of record, their proxies, beneficial owners having evidence of ownership on the record date and our invited guests.

          Our sole outstanding class of capital stock is our common stock, par value $0.01 per share. Except as otherwise required by law, or as described in this proxy statement, each holder of our common stock is entitled to one vote per share with respect to each director nominee and on each other matter submitted at the Annual Meeting. As of 5:00 p.m. Eastern Time on the record date there were 30,840,091 shares of our common stock issued and outstanding and entitled to vote on each matter to be voted upon at the Annual Meeting, which number includes 276,335 shares of unvested restricted stock entitled to voting rights and that are held by our employees.

What if my shares are held in “street name” by a broker?

          If you are the beneficial owner of shares held in “street name” by a bank, broker or other nominee, such other party is the record holder of the shares and is required to vote those shares in accordance with your instructions. If you do not give instructions to the record holder, that party will only be entitled to (but not required to) vote the shares on the proposal relating to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm (Proposal 5). Shares that a bank, broker or other nominee is not entitled to vote with respect to any of the other proposals (the election of directors, the approval of the amendment to the Company’s Bylaws to provide that Delaware will serve as the exclusive forum for certain legal actions involving the Company, the approval of the Company’s Amended and Restated Key Executive Incentive Compensation Plan, and the advisory approval of executive compensation) pursuant to the rules of the New York Stock Exchange (the “NYSE”), are sometimes called “broker non-votes.” The treatment of broker non-votes is described below under “How will broker non-votes be treated?”

How do I vote?

          1. You may vote by mail. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, your shares will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States.

          2. You may vote by telephone or on the Internet. If you are a stockholder of record (your shares are registered directly in your name with our transfer agent) you may vote by telephone or on the Internet by following the voting instructions on the proxy card. If your shares are held in “street name” by a bank, broker or other nominee, you may also be able to vote by telephone or on the Internet. Please check the voting form provided by your bank, broker or other nominee to see if it offers such options.

          3. You may vote in person at the Annual Meeting. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. However, if your shares are held in the name of your bank, broker or other nominee, you will need to obtain a proxy from the institution that holds your shares indicating that you were the beneficial owner of our common stock as of the record date for the Annual Meeting. Please contact your bank, broker or other nominee holding your shares directly if you would like to obtain a proxy to vote your shares directly at the meeting. Even if you plan to attend the meeting, please complete, sign and return your proxy card, or vote via telephone or the Internet, to ensure that your shares are represented. If you attend the meeting, any votes you cast at the meeting will supersede your proxy.

How many shares must be present to hold the Annual Meeting?

          A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of at least 15,420,046 shares, which represents a majority of the shares of common stock outstanding on the record date, will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be counted for the purpose of determining the presence of a quorum.

What if a quorum is not present at the Annual Meeting?

          If a quorum is not present at the scheduled time of the Annual Meeting, the chairman of the Annual Meeting may adjourn or postpone the Annual Meeting until a quorum is present. The time and place of the adjourned or postponed Annual Meeting will be announced at the time the adjournment is taken, and, unless such adjournment or postponement is for more than 30 days, no other notice will be given. An adjournment or postponement will have no effect on the business that may be conducted at the Annual Meeting.

How will broker non-votes be treated?

          If your shares are held by a bank, broker or other nominee in “street name,” that record holder will generally be prohibited from voting your shares on any matter other than with respect to the ratification of the Company’s independent registered public accounting firm, unless you inform the record holder how your shares should be voted. If you do not provide instructions to the record holder, your shares will be treated as “broker non-votes” with respect to any other proposals voted on at the Annual Meeting. Additionally, the record holder may elect not to vote your shares with respect to the proposal related to the ratification of our independent registered public accounting firm, in which case your shares would also be treated as “broker non-votes.” All “broker non-votes” will be included for purposes of calculating the presence of a quorum at the Annual Meeting, but otherwise will be treated as shares not voted on a proposal.

How will abstentions be treated?

          If you abstain from voting on a proposal, your shares will still be included for purposes of determining whether a quorum is present at the Annual Meeting. Because directors are elected by a plurality of votes, an abstention will have no effect on the outcome of the vote with respect to the election of directors. In addition, abstentions will not be treated as votes cast, and will not have an effect on the outcome of the vote on the approval of the amendment to the Bylaws, approval of the Key Executive Incentive Compensation Plan, the advisory approval of the compensation of our named executive officers or the ratification of the appointment of our independent registered public accounting firm for 2014.

Can I change my vote after I submit my proxy?

          Yes, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting by:

•	signing and properly submitting another proxy with a later date;

•	voting by telephone or the Internet;

•	giving written notice of the revocation of your proxy to the Secretary of the Company prior to the Annual Meeting; or

•	voting in person at the Annual Meeting.

How does the Board recommend I vote on the proposals?

          The Board recommends that you vote:

•	“FOR” the election of the two nominees to Class III of the Board of Directors to hold office until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified;

•	“FOR” the approval of an amendment to the Bylaws of the Company to provide that Delaware will serve as the exclusive forum for certain legal actions involving the Company;

•	“FOR” the approval of the Company’s Amended and Restated Key Executive Incentive Compensation Plan;

•	“FOR” the advisory approval of the compensation of our named executive officers; and

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014.

What if I return an executed proxy but do not specify how my shares are to be voted?

          If you properly execute and return your proxy but do not indicate any voting instructions with respect to one or more matters to be voted upon at the Annual Meeting, or if your voting instructions are unclear, your shares will be voted in accordance with the recommendation of the Board as to all such matters.

          Specifically, your shares will be voted FOR the election of all director nominees (Proposal 1), FOR the approval of an amendment to the Bylaws of the Company to provide that Delaware will serve as the exclusive forum for certain legal actions involving the Company (Proposal 2), FOR the approval of the Company’s Amended and Restated Key Executive Incentive Compensation Plan (Proposal 3), FOR the advisory approval of the compensation of our named executive officers (Proposal 4) and FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2014 (Proposal 5), as well as in the discretion of the persons named as proxies on all other matters that may properly come before the Annual Meeting.

Will any other business be conducted at the meeting?

          The Board is aware of no other business that will be presented at the meeting. If any other business properly comes before the stockholders for a vote at the meeting, the proxy holders will vote the shares for which they have been granted a proxy as recommended by our Board, or if no recommendation is given, in accordance with their own discretion.

What vote is required to elect the director nominees?

          Directors are elected by a plurality of votes cast. This means that each of the two nominees will be elected if they receive more affirmative votes than any other person. If you vote “Withheld” with respect to the election of one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unwilling or unable to stand for election?

          If a nominee is unwilling or unable to stand for election (an eventuality of which we are not aware), the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority with respect to the election of the nominee who will not stand for election.

What vote is required to approve the amendment to the Bylaws of the Company?

          The approval of the amendment to the Bylaws of the Company requires the affirmative vote of the holders of a majority of the voting power of the Company’s common stock present at the meeting in person or by proxy and entitled to vote as of the record date.

What vote is required to approve the Company’s Amended and Restated Key Executive Incentive Compensation Plan?

          The approval of the Company’s Amended and Restated Key Executive Incentive Compensation Plan requires the affirmative vote of a majority of the voting power of the Company’s common stock present at the meeting in person or by proxy and entitled to vote as of the record date.

What vote is required to approve, on an advisory basis, the compensation paid to our named executive officers?

          The advisory approval of the compensation paid to our named executive officers requires the affirmative vote of a majority of the voting power of the Company’s common stock present at the meeting in person or by proxy and entitled to vote as of the record date.

What vote is required to ratify the appointment of our independent registered public accounting firm?

          The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2014 requires the affirmative vote of a majority of the voting power of the Company’s common stock present at the meeting in person or by proxy and entitled to vote as of the record date.

Who pays for the costs of soliciting proxies?

          We will pay the cost of soliciting proxies, including the expenses of preparing, printing and mailing the proxy materials to stockholders. We have retained Phoenix Advisory Partners to aid in the broker search and the solicitation of proxies, for a fee of approximately $8,500, plus reasonable out-of-pocket expenses and disbursements. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. Our directors, officers and other employees of the Company may also solicit proxies without additional compensation. This solicitation may be in person or via telephone, email or other electronic communication methods.

SECURITIES OWNED BY MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

          The following table sets forth certain information with respect to the beneficial ownership of shares of the Company’s common stock by (1) each of our directors (including the director nominees), (2) each of our named executive officers, and (3) our directors and executive officers as a group. In addition, the table sets forth information about all other persons known to the Company to be the beneficial owner of more than five percent of the Company’s common stock.

          Except as set forth below, the following information is given as of February 28, 2014. In the case of percentage ownership, the information is based on 30,840,091 shares of the Company’s common stock being outstanding as of February 28, 2014, which number includes 276,335 shares of unvested restricted stock that have voting rights and are held by the Company’s employees. Shares issuable upon exercise of options and vesting of performance shares within 60 days after February 28, 2014 are deemed to be outstanding for the purpose of computing the beneficial ownership and overall voting power of each person deemed to beneficially own such securities, but are not deemed to be outstanding for the purpose of computing the beneficial ownership of any other person.

	Shares Beneficially Owned †
Name of Beneficial Owner	Number	%
Principal Stockholders
FMR LLC(1)	2,878,909	9.3%
MSD Capital, L.P.(2)	2,578,424	8.4%
Eminence Capital, LLC(3)	1,822,538	5.9%
The Vanguard Group(4)	1,746,081	5.7%
Blackrock, Inc.(5)	1,737,413	5.6%

Current Directors and Nominees
Janet M. Clarke	29,703	*
Dennis E. Clements	33,724	*
Thomas C. DeLoach, Jr.	81,700	*
Juanita T. James	17,483	*
Vernon E. Jordan, Jr.	11,949	*
Eugene S. Katz	25,901	*
Michael Kearney(6)	54,673	*
Philip F. Maritz(7)	9,330	*
Craig T. Monaghan(8)	270,831	*

Named Executive Officers Who Are Not Directors
Scott J. Krenz(9)	24,190	*
Joseph G. Parham, Jr.(10)	22,607	*
George A. Villasana (11)	20,298	*
All directors and executive officers as a group (13 persons) (12)	627,885	2.0%

(†)

The number of shares beneficially owned is determined under rules promulgated by the Securities and Exchange Commission (the “SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after February 28, 2014 through the exercise of any stock option or other right. Inclusion in the table of such shares, however, does not constitute an admission that the director, nominee, named executive officer or other executive officer is a direct or indirect beneficial owner of such shares. Except as otherwise indicated, the persons listed in the table have sole voting and investment power with respect to the securities included in the table.

(*)	Denotes less than 1% of the Company’s common stock.

(1)

Based on a Schedule 13G/A filed with the SEC on February 14, 2014. Represents shares owned by Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC (“FMR”) and investment advisor to various investment companies (collectively, the “Fidelity Funds”), and Edward C. Johnson III, who is the Chairman of FMR. The business address of FMR is 245 Summer Street, Boston, Massachusetts 02210. Mr. Johnson and FMR, through its control of Fidelity and the Fidelity Funds, have the sole power to dispose of 2,878,909 shares owned by the Fidelity Funds. Neither FMR nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Board of Trustees.

(2)

Based on a Schedule 13G/A filed with the SEC on February 13, 2014. Represents shares owned by and on behalf of each of MSD Capital, L.P. (“MSD Capital”), MSD SBI, L.P. (“MSD SBI”) and Michael S. Dell (“Dell”). MSD SBI is the record and direct beneficial owner of the shares. MSD Capital is the general partner of MSD SBI and may be deemed to indirectly beneficially own the shares owned by MSD SBI. MSD Capital Management LLC (“Capital Management”) is the general partner of MSD Capital and may be deemed to indirectly beneficially own the shares beneficially owned by MSD Capital. Each of Glenn R. Fuhrman, John C. Phelan and Marc R. Lisker is a manager of Capital Management and may be deemed to indirectly beneficially own the shares beneficially owned by Capital Management. Dell is the controlling member of Capital Management and may be deemed to indirectly beneficially own the shares beneficially owned by Capital Management. Each of MSD Capital, MSD SBI, Dell and Messrs. Fuhrman, Phelan and Lisker disclaims beneficial ownership of such securities except to the extent of any pecuniary interest therein. The business address of MSD Capital and MSD SBI is 645 Fifth Avenue, 21st Floor, New York, New York 10022. The business address of Dell is c/o Dell, Inc., One Dell Way, Round Rock, Texas 78682.

(3)

Based on a Schedule 13G/A filed with the SEC on February 14, 2014. Represents shares owned by and on behalf of each Eminence Capital, LLC (“Eminence Capital”), Eminence GP, LLC (“Eminence GP”) and Ricky C. Sandler (“Sandler”). Eminence Capital serves as the investment manager to several Eminence funds and a separately managed account and may be deemed to have voting and dispositive power over shares held for the accounts of the Eminence funds and the separately managed account. Eminence GP serves as general partner or manager with respect to the shares directly owned by some of the Eminence funds and may be deemed to have voting and dispositive power over the shares held for the accounts of certain Eminence funds. Sandler is the chief executive officer of Eminence Capital and managing member of Eminence GP and may be deemed to have voting and dispositive power over shares held for the accounts of the Eminence funds and the separately managed account, and individually over shares owned by certain family accounts and other related accounts over which Sandler has investment discretion. Eminence Capital, Eminence GP and Sandler have shared voting and dispositive power with respect to 1,822,538 shares and Sandler has sole voting and dispositive power with respect to 375 shares. The business address of Eminence Capital, Eminence GP and Sandler is 65 East 55th Street, 25th Floor, New York, New York 10022.

(4)

Based on a Schedule 13G/A filed with the SEC on February 11, 2014. The business address of the Vanguard Group (“Vanguard”) is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. Vanguard has sole power to vote 43,422 shares and to dispose of 1,704,339 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 41,742 shares. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 1,700 shares.

(5)

Based on a Schedule 13G filed with the SEC on January 28, 2014. The business address of Blackrock, Inc. is 40 East 52nd Street, New York, New York 10022. Blackrock, Inc. has sole power to vote 1,638,362 shares and to dispose of 1,737,413 shares.

(6)

Includes 23,492 shares of unvested restricted stock. Mr. Kearney has the right to vote, but no right to dispose of, the shares of unvested restricted stock. Also includes 8,063 shares of common stock vested in March 2014 under the 2013 performance share unit program , net of shares of common stock forfeited for the payment of taxes upon vesting of such award . Mr. Kearney has the right to dispose of these shares issued to him under the 2013 performance share unit program, but no right to vote such shares at the Annual Meeting, as such shares were not outstanding and entitled to vote on the record date.

(7)	Includes options to acquire 5,000 shares of common stock that are vested and exercisable.

(8)

Includes 48,919 shares of unvested restricted stock. Mr. Monaghan has the right to vote, but no right to dispose of, the shares of unvested restricted stock. Also includes 9,036 shares of common stock vested in March 2014 under the 2013 performance share unit program , net of shares of common stock forfeited for the payment of taxes upon vesting of such award . Mr. Monaghan has the right to dispose of these shares issued to him under the 2013 performance share unit program, but no right to vote such shares at the Annual Meeting, as such shares were not outstanding and entitled to vote on the record date. Also includes shares of common stock held in The Monaghan Foundation, Inc., as to which Mr. Monaghan has the right to vote and dispose of such shares.

(9)

Includes 12,937 shares of unvested restricted stock. Mr. Krenz has the right to vote, but no right to dispose of, the shares of unvested restricted stock. Also includes 2,613 shares of common stock vested in March 2014 under the 2013 performance share unit program , net of shares of common stock forfeited for the payment of taxes upon vesting of such award . Mr. Krenz has the right to dispose of these shares issued to him under the 2013 performance share unit program, but no right to vote such shares at the Annual Meeting, as such shares were not outstanding and entitled to vote on the record date.

(10)

Includes 3,874 shares of unvested restricted stock. Mr. Parham has the right to vote, but no right to dispose of, these shares of unvested restricted stock. Also includes  1,421 shares of common stock vested in March 2014 under the 2013 performance share unit program , net of shares of common stock forfeited for the payment of taxes upon vesting of such award . Mr. Parham has the right to dispose of the shares issued to him as payout under the 2013 performance share unit program, but no right to vote such shares at the Annual Meeting, as such shares were not outstanding and entitled to vote on the record date.

(11)

Includes 9,299 shares of unvested restricted stock. Mr. Villasana has the right to vote, but no right to dispose of, these shares of unvested restricted stock. Also includes 1,799 shares of common stock vested in March 2014 under the 2013 performance share unit program , net of shares of common stock forfeited for the payment of taxes upon vesting of such award . Mr. Villasana has the right to dispose of the shares issued to him as payout under the 2013 performance share unit program, but no right to vote such shares at the Annual Meeting, as such shares were not outstanding and entitled to vote on the record date.

(12)

See footnotes (6) through (11). Also includes (i) an additional 6,141 shares of unvested restricted stock as to which the individual has voting but not dispositive power and (ii) 644 shares of common stock vested in March 2014 under the 2013 performance share unit program , net of shares of common stock forfeited for the payment of taxes upon vesting of such award, as to which the individual has dispositive but not voting power at the Annual meeting as such shares were not outstanding and entitled to vote on the record date.

Equity Ownership Guidelines

          We have adopted equity ownership guidelines applicable to our directors and named executive officers. Under these guidelines, we expect that:

•	each director should own at least five times his or her annual retainer in value of our common stock;

•	the Chief Executive Officer (“CEO”) should own at least five times his base salary in value of our common stock; and

•	the Chief Financial Officer (“CFO”) and the other named executive officers should own at least three times his or her base salary in value of our common stock.

          Equity ownership, for the purposes of these guidelines, is determined as follows:

•	unvested restricted shares are included when calculating equity ownership;

•	earned, but unvested, performance shares are included when calculating equity ownership; and

•	vested and unvested options are not included when calculating equity ownership.

          We expect our directors and named executive officers to comply with these guidelines within five years after the date of their election or appointment. All of our current directors and named executive officers who are subject to these guidelines are in compliance with them. We further expect that the named executive officers who are not yet subject to these guidelines based on their date of election or appointment will timely comply with these guidelines.

          Our equity ownership guidelines are contained in our Corporate Governance Guidelines, which can be found on our web site at www.asburyauto.com under “Investor Relations” at “Corporate Governance.”

Asbury Policy Regarding Hedging or Pledging of Asbury Stock

          Insiders of Asbury are strongly discouraged from trading in Asbury common stock on a short-term basis. In addition, Asbury prohibits its directors and officers who are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Section 16 officers”) from pledging Asbury common stock or otherwise subjecting Asbury common stock to margin calls or the ability to be sold outside of the owner’s control. All insiders of Asbury are prohibited from engaging in hedging activities involving Asbury common stock.

PROPOSAL NO. 1.
ELECTION OF DIRECTORS

Directors and Nominees for Election as Directors

          The Board is divided into three classes, with the members of each class serving a three-year term on the Board. The term of each Class I director expires at the 2015 annual meeting of stockholders, the term of each Class II director expires at the 2016 annual meeting of stockholders, and the term of each Class III director expires at the Annual Meeting. Mr. Vernon Jordan, Jr., a Class III member of the Board who has served as a director since April 2002, will not stand for reelection at the Annual Meeting. The Company thanks him for his 12 years of faithful service to the Company. Pursuant to our Restated Certificate of Incorporation and resolutions of the Board, the size of the Board will be set at eight directors following the Annual Meeting.

          Directors are elected by a plurality of the votes cast. This means that each of the two nominees will be elected if they receive more affirmative votes than any other person. If you vote “Withheld” with respect to the election of one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

          Each director-nominee has consented to being named in this proxy statement and has agreed to serve if elected. Management has no reason to believe that either of the director-nominees will not serve if elected. If a nominee is unable or unwilling to stand for election, the Board will designate a substitute nominee or choose to further reduce the size of the Board. If a substitute nominee is designated, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority for the nominee who is not standing for election.

          Below is certain information about our director-nominees and the directors who will continue to serve on the Board following the Annual Meeting, their principal occupation, business experience as well as other matters, and the Board’s assessment of their individual qualifications to serve on our Board. For certain additional information regarding the director-nominees and the directors who will continue to serve on the Board following the Annual Meeting, see the sections entitled “Securities Owned by Management and Certain Beneficial Owners,” “Governance of the Company,” and “Related Person Transactions” in this proxy statement.

Nominees for Election as Class III Directors

          Upon the recommendation of the Governance and Nominating Committee, our Board has nominated Juanita James and Craig Monaghan for election to Class III of the Board. Both of the Class III director-nominees are currently directors of the Company. If re-elected at the Annual Meeting, terms of these individuals will expire at the 2017 annual meeting of stockholders or when their respective successors are duly elected and qualified.

The Board unanimously recommends you vote FOR each of these nominees.

          JUANITA T. JAMES (61) has served as a member of the Board since October 2007, as a member of the Compensation Committee since May 2008, as a member of the Risk Committee since October 2012 and as a member of the Audit Committee since January 2009. Ms. James has served as the President and Chief Executive Officer of the Fairfield County Community Foundation (“FCCF”) since October 2011. Prior to joining FCCF, Ms. James served as the Vice President and Chief Marketing and Communications Officer for Pitney Bowes, Inc. from May 2007 until November 2010, during which time she also served on its CEO Council and its Corporate Social Responsibility Committee. From October 2006 to May 2007, Ms. James served as the Vice President and Chief Communications Officer for Pitney Bowes. From October 2004 until October 2006, Ms. James served as the Vice President of Direct Marketing Strategy and Business Development for Pitney Bowes. From 2002 until 2004, Ms. James served as the Vice President, Project Leader of Human Resources Transformation for Pitney Bowes, where she led a global SAP Human Resources and Payroll implementation and launched the company’s first shared services initiative. Prior to joining Pitney Bowes in 1999, Ms. James was the Executive Vice President, Marketing and Editorial of Doubleday Direct, Inc. Ms. James had a distinguished 20-year career at Time Warner, Inc., including 12 years in senior management positions.

          Based on her management experience at FCCF, Pitney Bowes and Doubleday Direct, the Board has determined that Ms. James brings to the Board demonstrated senior-level leadership experience. Through her various positions at Pitney Bowes, Ms. James also brings to the Board a broad understanding of sales, marketing, brand management, investor relations and general communications matters that affect large companies, which are areas that are critical to the automotive retail business and to which she can provide valuable insight. As a former member of the audit committee of The Rouse Company, the Board believes that Ms. James has valuable experience dealing with accounting principles, financial reporting rules and regulations, evaluating financial results and generally overseeing public company financial reporting processes. In addition, the Board also believes that Ms. James’ service as former Chair of the Nominating and Governance Committee of The Rouse Company, as well as her prior and current service on numerous not-for-profit boards, provides her with additional experience upon which she can draw upon as a member of our Board, the Audit Committee, the Risk Committee and the Compensation Committee.

          CRAIG T. MONAGHAN (57) has served as our President and CEO since February 2011, and as a member of the Board and of the Executive Committee since April 2011. Prior to becoming our President and CEO, Mr. Monaghan served as our Senior Vice President and CFO since May 2008, and continued as our principal financial officer until we hired a new CFO in June 2011. Prior to joining us, Mr. Monaghan served as the CFO at Sears Holding Corp., a national broadline retailer, between September 2006 and January 2007. From May 2000 to August 2006, he served as Executive Vice President and CFO of AutoNation, Inc., the largest automotive retailer in the United States. Previously, Mr. Monaghan served as CFO of iVillage.com, which he helped take public in 1999. Earlier in his career, he was employed by Reader’s Digest Association, Bristol-Myers Squibb Co. and General Motors Corp.

          Mr. Monaghan has over two decades of experience as a finance executive at large public companies, including AutoNation, Inc., the nation’s largest automotive retailer. Mr. Monaghan brings to our Board broad executive management skills, as well as in-depth experience in responding to financial, strategic and operational challenges, which skills he has demonstrated throughout his career, including by successfully navigating the Company through the significant challenges it faced during the recent economic downturn and downturn in the automotive retailing industry. The Board believes that Mr. Monaghan’s significant experience in overseeing financial reporting, accounting and risk management matters for the Company and other public companies well-positions him to serve as a member of the Board.

Current Class I Directors

          The Class I directors are not standing for reelection at the upcoming Annual Meeting. Their terms expire at the 2015 annual meeting of stockholders.

          JANET M. CLARKE (61) has served as a member of the Board since April 2005 and as a member of the Audit Committee since October 2012. She also served on the Audit Committee from April 2005 to January 2009. Ms. Clarke has served as a member of the Human Resources and Compensation Committee (also referred to in this proxy statement as the “Compensation Committee”) since April 2005 and was appointed Chair of the Compensation Committee in August 2006. Ms. Clarke was also appointed as a member of the Governance Committee in November 2006. Ms. Clarke is the founder of Clarke Littlefield LLC, a marketing technologies advisory firm, and has served as its President since June 2003 and previously from 2001 to 2002. She was the Chief Marketing Officer of DealerTrack, Inc., a privately held automotive finance technology services company from September 2002 to June 2003. Ms. Clarke was the Chair and CEO of KnowledgeBase Marketing, a subsidiary of Young and Rubicam, Inc., from February 2000 through February 2001. Ms. Clarke served as Managing Director, Global Database Marketing at Citibank for Citigroup’s consumer business from May 1997 until February 2000. Within the last five years, Ms. Clarke was a director and a member of the Audit Committee and the Chair of the Compensation Committee of ExpressJet Holdings, Inc., a director and Chair of the Compensation Committee of eFunds Corporation, and a director and the Chair of the Governance and Nominating Committee of Gateway, Inc.

          Ms. Clarke offers significant business experience to our Board particularly in the areas of marketing and marketing technology, as a result of the various senior management positions she has held in corporations of various sizes. In addition, given the public and private company directorships that she has held during her career, the Board has determined that Ms. Clarke has a broad range of experience as a director and a deep understanding of board oversight and the exercise of appropriate diligence, which makes her an appropriate and valuable member of our Governance Committee. Furthermore, the Board believes that Ms. Clarke’s prior positions as Chair of the Compensation Committee of eFunds and Chair of the Compensation Committee of ExpressJet Holdings provides her with valuable experience with respect to compensation of senior executives and that it is appropriate for her to serve as the Chair of our Compensation Committee. The Board also believes that Ms. Clarke has the requisite experience to serve as a member of our Audit Committee.

          DENNIS E. CLEMENTS (69) has served as a member of the Board since September 2006. Mr. Clements became a member of the Compensation Committee and the Governance Committee in October 2006, a member of the Executive Committee in January 2007 and a member of the Risk Management Committee in July 2013. He was appointed Chair of the Governance Committee in May 2007. Mr. Clements is currently a consultant with Discretionary Effort L.L.C., which he founded in 2005. From June 2000 to June 2005, Mr. Clements was an officer of Toyota Motor Sales, USA, serving as Group Vice President and General Manager of Lexus USA. He was President of Toyota’s Central Atlantic division from June 1991 to June 2000, and held a number of other senior sales management positions at Toyota. Earlier in his career, Mr. Clements worked with Ford Motor Co. for 15 years, progressing through a variety of sales and management positions in the Ford and Lincoln-Mercury divisions. Mr. Clements also serves on the advisory board of Noribachi L.L.C., a company that produces smart energy products, including LED lighting, consumer electronics, solar solutions, and provides engineering and design services for such products.

          Mr. Clements has over 40 years of experience, including executive level appointments, in the automotive business. Most notably, with his twenty-five years of experience at Toyota and fifteen years of experience at Ford, the Board has determined that Mr. Clements brings a vast knowledge of the automotive industry and a valuable perspective on automotive manufacturers to the Board. Given his significant executive experience, the Board believes that Mr. Clements has a broad understanding of board oversight within the automobile industry, giving him experience upon which to draw as he serves as the Chair of our Governance Committee, as a member of our Compensation Committee and as a member of our Risk Management Committee.

          EUGENE S. KATZ (68) has served as a member of the Board and a member of the Audit Committee since January 2007. Mr. Katz has also served as the Chair of the Audit Committee since January 2009, served as a member of the Risk Committee from January 2009 until February 2011, and a member of the Compensation Committee since February 2011. He is a former partner of PricewaterhouseCoopers (“PwC”), where he began his career in 1969, and became a partner in July 1980. Mr. Katz retired from PwC in June 2006. From 2002 and through his retirement in June 2006, Mr. Katz served as the west region risk management partner of PwC. In addition, Mr. Katz was a member of the PwC Governing Board from 1992 to 1997, and from 2001 to 2005.

          Mr. Katz has over 40 years of experience in public accounting, during which he was responsible for leading audit engagements of private and public companies and served a variety of clients ranging from start-up companies to larger public companies. Because of Mr. Katz’s significant experience with complex financial reporting, accounting and risk management matters as a former public accountant, the Board has determined that Mr. Katz is well-positioned to be both the Chair of our Audit Committee, assisting the Audit Committee in fulfilling its responsibility of overseeing our independent registered public accounting firm, and a valuable member of the Compensation Committee.

Current Class II Directors

          The Class II directors are not standing for reelection at the upcoming Annual Meeting. Their terms expire at the 2016 annual meeting of stockholders.

          THOMAS C. DeLOACH, JR. (66) has served as our Non-Executive Chairman since August 2011 and, prior to that time, served as our Lead Independent Director since February 2011. Mr. DeLoach has served as a member of the Board and as a member of the Audit Committee since January 2007, a member of the Governance and Nominating Committee (also referred to in this proxy statement as the “Governance Committee”) since April 2012, a member of the Risk Management Committee (also referred to in this proxy statement as the “Risk Committee”) since January 2009, of which he was Chair until February 2011, Chair of the Succession Planning Committee from October 2010 until February 2011, when such Committee was disbanded, and a member of the Executive Committee since February 2011 and its Chair since May 2013. He is a former executive of Mobil Corporation (“Mobil”) and served in various positions at Mobil from July 1969 until March 2000. From 1998 to 2000, Mr. DeLoach was the president of the Global Midstream Division at Mobil. From 1994 to 1998, Mr. DeLoach served as the CFO of Mobil. From May 2000 to July 2002, Mr. DeLoach was a member of management of a NASCAR racing team owned principally by Roger Penske. In September 2002, he formed PIT Instruction & Training, LLC, of which he is a principal and a managing member. In addition, since June 2005, Mr. DeLoach has served as a principal and a managing member of Red Horse Racing II, LLC, a NASCAR Camping World Truck Series race team. Mr. DeLoach is a member of the Board of Trustees, the Corporate Governance and Nominating Committee and the Chair of the Compensation Committee of Liberty Property Trust, a self-managed real estate investment trust. Mr. DeLoach was also formerly the Chair of the Audit Committee of Liberty Property Trust.

          With his managerial and board experience, the Board has determined that Mr. DeLoach brings to the Board demonstrated critical leadership skills, which skills are appropriate for a Non-Executive Board Chairman and a member of the Executive Committee. In addition, as the former CFO of Mobil, coupled with his former position as Chair of the Audit Committee of Liberty Property Trust, Mr. DeLoach has experience with complex accounting, financial and risk-related issues, such as the application of accounting principles and financial reporting rules and regulations, and evaluation of financial results and general oversight of the financial reporting processes and risk analyses of large businesses. As a result of his broad accounting, financial and executive experience, the Board believes that Mr. DeLoach is a valuable member of our Board, Audit Committee, Governance Committee and Risk Committee and chair of our Executive Committee, and is well-qualified to assist in the auditor oversight function as an Audit Committee member.

          MICHAEL S. KEARNEY (62) has served as a member of the Board since October 2012 and as our Executive Vice President and COO since February 2011. Prior to February 2011, Mr. Kearney served as our Senior Vice President and COO from March 2009. Before becoming our Senior Vice President and COO, Mr. Kearney served as the President and CEO of our former Eastern Region, which included Nalley Automotive Group in Georgia, Crown Automotive Company in North Carolina, South Carolina, Virginia and New Jersey, and Coggin Automotive Group and Courtesy Auto Group in Florida. Mr. Kearney joined Crown Automotive Company in 1990 as its CFO, and assumed the role of its President and CEO in September 2000. The Company acquired Crown Automotive Company in 1998.

          Mr. Kearney has developed extensive experience in the management and operations of automotive retailers throughout his over three decades of experience. Mr. Kearney brings to our Board an in-depth understanding of the operations of the Company and significant experience responding to the financial, strategic and operational challenges facing the Company and automotive retailers generally. The Board believes that Mr. Kearney’s extensive automotive retail experience well-positions him to serve as a member of the Board.

          PHILIP F. MARITZ (53) has served as a member of the Board, and was a member of the Audit Committee, since April 2002. In April 2012, Mr. Maritz resigned from the Audit Committee and was appointed to serve on the Risk Committee as Chairman. He is the co-founder and President of Maritz, Wolff & Co., which manages the Hotel Equity Fund, a private equity investment fund that invests in luxury hotels and resorts. In 1990, he founded Maritz Properties, a commercial real estate development and investment firm where he serves as President. He is also the Managing Director of Broadreach Capital Partners, a private equity real estate investment fund.

          With his significant real estate investment and management, strategic and operational experience as President of Maritz, Wolff & Co. and Maritz Properties, along with his financial and investment experience as a Managing Director of Broadreach Capital Partners, the Board has determined that Mr. Maritz has valuable insight into the effective strategic management of businesses, including with respect to the evaluation of operational, financial and transactional risks. In addition, Mr. Maritz’s experience in marketing and sales of luxury goods and services and his strategic management of luxury brands is relevant to our Company and our business. Mr. Maritz’s leadership positions at these various companies demonstrate his management abilities and his understanding of business and financial strategy and operations, making him a valuable member of our Risk Committee. Furthermore, Mr. Maritz is, or has been, a director of a number of privately-held companies, including Rosewood Hotels and Resorts and Dolce Hotels and Resorts, and a number of non-profit organizations, including Princeton University Art Museum Advisory Council, Stanford Business School Management Board, the American University of Cairo and the Metropolitan Museum of Art Visiting Committee for Photography, which the Board believes provides additional insight into Board functions, including appropriate oversight, risk management and fiduciary obligations.

GOVERNANCE OF THE COMPANY

Independence of Directors and Director-Nominees

          The Board has determined that all of the directors, other than Messrs. Monaghan and Kearney, who are employees of the Company, qualify as independent directors under the rules of the NYSE and the Company’s Corporate Governance Guidelines. In order to qualify as an independent director of the Company, the Board must affirmatively determine, based upon all relevant facts and circumstances, that the director does not have a material relationship with the Company that would affect his or her independence, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

          The Board has adopted the categorical independence standards set forth in the Company’s Corporate Governance Guidelines to assist it in making determinations of director independence. These standards comply with, and in some respects are more stringent than, the NYSE’s categorical standards for director independence. Our Corporate Governance Guidelines can be found on our web site at www.asburyauto.com under “Investor Relations” at “Corporate Governance.”

          Furthermore, in order for a director to qualify as independent for Audit Committee purposes, the director also must satisfy the additional independence criteria specified in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order for a director to qualify as independent for Compensation Committee purposes, the director must meet the Company’s categorical independence standards described above, and must also be (i) a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

          In making its independence determinations, the Board considered the relationships and transactions described under “Related Person Transactions” below, including any relationship or transaction pursuant to which any of our non-employee directors, entities associated with those directors, or members of their immediate families purchased or leased a vehicle at a Company dealership. The Board determined that none of the relationships and transactions it considered impaired the independence of our non-employee directors or disqualified any of our non-employee directors from serving as independent directors under our categorical independence standards set forth in our Corporate Governance Guidelines and the NYSE listing standards.

Nomination of Directors

          The Governance and Nominating Committee evaluates, and recommends to the full Board, nominees to serve as directors on our Board. The nominees for election at the Annual Meeting are both current directors and were originally recommended to the Board by various sources, including other directors, a third-party executive search firm engaged by the Company and other stakeholders. In addition to these sources, in the future, director candidates may be identified by management or additional third-party executive search firms that may from time to time be engaged to assist in identifying and evaluating potential nominees. Candidates are evaluated in light of the then-current composition of the Board, the operating requirements of the Company and the long-term interests of the stockholders. In performing this evaluation, the Governance and Nominating Committee will consider the diversity, age, skills and other experience of the candidate, and other factors it deems appropriate, given the needs of the Board and the Company at the appropriate time, to maintain what it considers to be an appropriate balance of knowledge, experience and capabilities. Qualified director nominees should possess an appropriate balance of the following qualities: high moral character and personal integrity, a high level of leadership or managerial experience, experience and knowledge relative to matters affecting the Company, the ability and willingness to contribute to the Board, the ability to exercise sound, independent business judgment, a long-term commitment to the interests of stockholders and growth of the Company, freedom from conflicts of interest, the ability to dedicate sufficient time, energy and attention to Board activities and the diligent performance of his or her duties, and reflect the diversity of the Company’s stockholders, employees, customers and communities.

          The Board will consider director candidates recommended by the Company’s stockholders. In order to make such a nomination, the stockholder must (i) be a record holder of shares of common stock on the record date, (ii) be entitled to vote for the election of such director(s) and (iii) comply with the notice procedures set forth in the Company’s Bylaws. If you would like a copy of the Company’s Bylaws, please notify the Company at the address given on the first page of this proxy statement. The Bylaws are also available on the Company’s web site at www.asburyauto.com under “Investor Relations” at “Corporate Governance.”

          Notice of a stockholder’s recommendation with regard to nominees for election to the Board must be delivered to, or mailed to and received by, the Secretary of the Company not later than 90 days or earlier than 120 days prior to the anniversary date of the preceding year’s annual meeting of stockholders. If the annual meeting of stockholders for which the recommendation is submitted is more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting of stockholders, such recommendation must be received by the Secretary of the Company not earlier than 120 days prior to the annual meeting and not later than 90 days prior to such annual meeting or the 10th day following the day on which public announcement of the annual meeting date is first made by the Company.

          The stockholder’s notice shall be signed by the stockholder of record who intends to recommend a nominee, and shall set forth:

          (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director: (1) all information relating to such person that is required to be set forth in the notice pursuant to Section 2.07 of the Company’s Bylaws (and Items 403 and 404 under Regulation S-K); (2) a written questionnaire with respect to identity, background and qualification of the proposed nominee, (3) a written representation and agreement that the proposed nominee (i) is not and will not become a party to (x) any agreement or similar understanding that the nominee, if elected, will adopt a specific voting commitment on any issue or question that has not been disclosed to the Company or, (y) any voting commitment that could limit or interfere with such person’s fiduciary duty under applicable law, (ii) is not and will not become a party to any agreement or similar understanding with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service as a director, that has not been disclosed to the Company, and (iii) if elected, will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality, stock ownership and trading policies of the Company, and (4) all other information relating to such person that is required to be disclosed in solicitation of proxies for the election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including, the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

          (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (2) the number of shares of the Company which are owned of record and beneficially by such stockholder and such beneficial owner, (3) a representation that such stockholder is entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice, (4) a representation whether the stockholder or beneficial owner, if any, intends or is part of a group that intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such nomination, (5) a description of any Derivative Interest (as defined in the Bylaws), (6) any proxy, contract, or similar understanding that increases or decreases the voting power of such stockholder or beneficial owner, (7) any dividend rights held of record or beneficially by the stockholder on shares of the Company that are separated or severable from the underlying shares, (8) any performance-related fees (other than an asset-based fee) to which the stockholder or beneficial owner may be entitled as a result of any increase or decrease in the value of shares of the Company or Derivative Interests; and (9) any other information relating to such stockholder or beneficial owner that would be required to be disclosed in a proxy statement or other filing required pursuant to Section 14(a) of the Exchange Act.

Communications with the Board

          We have a Stockholder Communication Policy with established procedures for stockholders and interested parties to communicate directly with the Board, with our non-management directors, or with a particular director. The stockholder or interested party should send written communication to (i) the Lead Independent Director, if applicable, (ii) the Chairman of the Board or Chair of the appropriate committee, (iii) the non-management directors or (iv) an individual director, in care of the Corporate Secretary, at Asbury Automotive Group, Inc., 2905 Premiere Parkway NW, Suite 300, Duluth, GA 30097. Any communications relating to the Company’s auditing, accounting, internal controls, fraud or unethical behaviors should be directed to the attention of the Chair of the Audit Committee in care of the Corporate Secretary, at the foregoing address. The Audit Committee will respond to such communication, if appropriate, in accordance with the procedures established with respect to such matters.

          Any written communication should include the name and address of the stockholder or interested party sending such communication so that a response can be provided, if necessary or appropriate. Stockholders and interested parties may, however, remain anonymous. If the stockholder or interested party desires that such communication be kept confidential from management, the envelope must be clearly marked “confidential,” and the Corporate Secretary will then forward the communication, unopened, to the individual addressee.

Committees of the Board

          The Board has established five separately designated standing committees to assist the Board in discharging its responsibilities: the Audit Committee, the Compensation Committee, the Governance Committee, the Executive Committee, and the Risk Committee.

Audit Committee

          The members of the Audit Committee during 2013 were Messrs. Katz (Chair) and DeLoach, Ms. James and Ms. Clarke. The Committee held nine meetings in 2013. Our Board has determined that each member of the Audit Committee meets the requisite independence and other qualification requirements for audit committee membership. Messrs. DeLoach and Katz were determined by the Board to be “audit committee financial experts” within the meaning of Item 407(d)(5) of Regulation S-K under the Exchange Act.

          Each year, the Audit Committee retains an auditing firm to serve as our independent registered public accounting firm. With management and the independent registered public accounting firm, the Committee reviews the financial statements, oversees the financial reporting process and assesses the adequacy of basic accounting services rendered to us. The Audit Committee’s review of financial statements is more fully described below under the caption “Audit Committee Report,” and its responsibilities are outlined in the Audit Committee Charter.

          The charter of the Audit Committee is available on our web site at www.asburyauto.com under “Investor Relations” at “Corporate Governance.”

Compensation and Human Resources Committee

          The members of the Compensation and Human Resources Committee during 2013 were Ms. Clarke (Chair), Mr. Clements, Ms. James and Mr. Katz.

          The Compensation Committee held ten meetings in 2013. Our Board has determined that each member of the Compensation Committee meets the requisite independence requirements for Compensation Committee membership, including qualifying as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and as an “outside director” under Section 162(m) of the Code. On February 13, 2013, the Compensation Committee amended its charter to address recent NYSE rule changes regarding compensation committee member independence and the retention and independence of compensation consultants and other advisors.

          The Compensation Committee establishes and reviews our general compensation philosophy with the input of management, oversees the development and implementation of our compensation philosophy to ensure that our compensation plans are consistent with our general compensation philosophy, establishes the compensation to be paid to the CEO, reviews the recommendations of the CEO as to the appropriate compensation of our other corporate officers, generally administers and issues awards under our equity incentive plans from time to time in effect, oversees our other benefit plans and assists the Board in succession planning. See “Compensation Discussion and Analysis” for a discussion of our compensation philosophy and how the Compensation Committee determines the compensation of our executive officers. The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

          The Compensation Committee’s charter is available on our web site at www.asburyauto.com under “Investor Relations” at “Corporate Governance.”

Governance and Nominating Committee

          The members of the Governance Committee during 2013 were Mr. Clements (Chair), Ms. Clarke and Mr. DeLoach. The Governance Committee held seven meetings in 2013.

          Our Board has determined that each member of the Governance Committee meets the requisite independence requirements for Governance Committee membership under NYSE listing standards and the categorical independence standards set forth in the Corporate Governance Guidelines.

          The Governance Committee assists the Board by identifying qualified individuals to become directors, recommending the composition of the Board and its committees, and the compensation to be paid to the directors. It is also responsible for monitoring the process to assess the Board’s effectiveness, developing and implementing our Corporate Governance Guidelines and many of our corporate governance policies, including the oversight of compliance under our Equity Ownership Guidelines, our Code of Business Conduct and Ethics and our Related Party Transaction Policy.

          The charter of the Governance Committee is available on the Company’s web site at www.asburyauto.com under “Investor Relations” at “Corporate Governance.”

Executive Committee

          The members of the Executive Committee during 2013 were Messrs. DeLoach (Chair), Clements, and Monaghan.

          The Executive Committee has exercised and may exercise all the authority of the Board when the Board is not in session, except that it does not have the authority to: (i) approve or propose to stockholders actions required by the Delaware General Corporation Law to be approved by stockholders; (ii) adopt, amend or repeal our Bylaws; (iii) authorize distributions; (iv) fill vacancies on the Board or any of its committees; (v) approve a plan of merger, consolidation or reorganization not requiring stockholder approval; (vi) authorize or approve the reacquisition of shares, except according to a formula or method prescribed by the Board; or (vii) authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares.

Risk Management Committee

          The members of the Risk Management Committee during 2013 were Messrs. Maritz (Chair), DeLoach, and Clements (as of July 2013), and Ms. James.

          The Risk Committee held seven meetings in 2013. The Risk Committee assists the Board in fulfilling its responsibility of overseeing the identification, assessment and management of our key operational risks and provides assistance to management in evaluating major financial transactions, including acquisitions and divestitures.

          The charter of the Risk Committee is available on the Company’s web site at www.asburyauto.com under “Investor Relations” at “Corporate Governance.”

Director Fees; Attendance at Meetings

          Directors who are employees of the Company did not receive a retainer or any other fees for service on the Board or its committees in 2013. All other directors (“non-management directors”) received the annual retainer and meeting fees described below. In addition, in 2013, the non-management directors received a grant of restricted stock valued at $70,000 that vested immediately upon grant and the use of a motor vehicle (including transporting the vehicle to the director, any taxes payable relating to the vehicle and repair, maintenance and service of the vehicle). Our directors also receive expense reimbursements in connection with Board and committee meeting attendance.

          In 2013, compensation paid to the non-management directors was as follows:

Annual Retainers (paid quarterly in advance):

•	the Lead Independent Director/Non-Executive Chairman—$150,000;

•	the other non-management directors—$40,000;

•	the Audit Committee, Compensation Committee, Governance Committee and Risk Committee chairs—$15,000.

Meeting Fees (paid quarterly in arrears):

•	Board, Audit Committee, Compensation Committee, Governance Committee and Risk Committee in person meetings—$2,000;

•	Board, Compensation Committee, Governance Committee and Risk Committee, telephonic meetings—$1,000;

•	Audit Committee telephonic meetings—$1,500; and

•	Executive Committee meetings, in person or telephonic—$1,500 (payable to the Executive Committee chair only).

          The following table shows compensation earned by the non-management directors for 2013. For information concerning the compensation of Messrs. Monaghan and Kearney, see “Summary Compensation Table.”

2013 DIRECTOR COMPENSATION TABLE

Name	Fees Earned in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Janet M. Clarke	$103,500	$70,010	$27,690	$201,200
Dennis E. Clements	$93,000	$70,010	$11,116	$174,126
Thomas C. DeLoach, Jr.	$197,000	$70,010	$14,110	$281,120
Juanita T. James	$89,000	$70,010	$19,429	$178,439
Vernon E. Jordan, Jr.(3)	$51,000	$70,010	$29,649	$150,659
Eugene S. Katz	$95,000	$70,010	$21,188	$186,198
Philip F. Maritz	$76,000	$70,010	$28,473	$174,483

(1)

The amount in this column for each director represents the aggregate grant date fair value of 2,002 shares of common stock granted to each non-management director on February 20, 2013 calculated in accordance with FASB ASC Topic 718. For a more detailed discussion of the assumptions used to determine the valuation of the stock awards set forth in this column, please see a discussion of such valuation in Note 22 of the Consolidated Financial Statements in our 2013 Annual Report on Form 10-K.

As of December 31, 2013, the following non-management directors held the number of outstanding stock options set forth beside his or her name: Philip F. Maritz: 5,000. No other non-management directors held any stock options.

(2)

Represents the incremental cost to us for the respective use of a vehicle received by non-management directors. We calculate incremental costs of personal use vehicles as all direct costs (excluding fuel), including without limitation, the cost of transporting the vehicle to the director, any taxes, repairs, and any maintenance and service of the vehicle. In addition, we include the difference between our cost for the vehicle and the ultimate sale price or the anticipated sale price, pro-rated for the amount of time the director had possession of the vehicle during the fiscal year, plus an estimate of lost interest income calculated as our initial cash outlay for the vehicle multiplied by our weighted average interest rate on invested cash. We do not estimate lost margin on an ultimate sale of the vehicle.

(3)	Mr. Jordan, a Class III director whose term will expire at the Annual Meeting, will not stand for re-election.

          Meeting Attendance

          During 2013, there were eight meetings of the Board. Each current director attended at least 75% of the total meetings of the Board and committees on which he or she served. In accordance with the NYSE’s rules requiring that non-management directors meet at regularly scheduled executive sessions, our non-management directors held seven executive sessions during 2013. Mr. DeLoach, as the Non-Executive Chairman, presided over Board meetings, including executive sessions and non-management executive sessions of the Board.

          We do not have a policy with regard to the attendance of the members of the Board at annual meetings of our stockholders. At the time of our 2013 annual meeting of stockholders, the Board consisted of nine members, and all of the members attended such meeting in person.

Code of Business Conduct and Ethics and Corporate Governance Guidelines

          In accordance with the NYSE’s rules and the rules and regulations adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, the Board has adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics applicable to all of our directors, officers and employees. Both the Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on our web site at www.asburyauto.com under “Investor Relations” at “Corporate Governance.”

          We will provide you with copies of the above-mentioned documents as well as our Audit Committee, Compensation Committee, Governance Committee and Risk Committee charters, free of charge, if you call 770-418-8212 or submit a request in writing to Investor Relations, Asbury Automotive Group, Inc., 2905 Premiere Parkway NW, Suite 300, Duluth, GA 30097.

Board Leadership Structure

          The Chairman of the Board provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. The Company believes that the members of the Board possess considerable experience and unique knowledge of the challenges and opportunities the Company faces, and therefore are in the best position to evaluate the needs of the Company and how best to organize the capabilities of our directors and senior executives to meet those needs. As a result, the Company believes that the decision as to who should serve as Chairman and as President and CEO, and whether the offices should be combined or separate, is properly the responsibility of the Board, to be exercised from time to time in appropriate consideration of then-existing facts and circumstances. Our Corporate Governance Guidelines provide the Board the flexibility to determine whether or not the separation or combination of the Chairman and President and CEO offices is in the best interests of the Company at any time.

          Since our incorporation, we have maintained separate positions of Chairman and President and CEO, as the Board believes that, based on the skills and responsibilities of the various Board members, such separation enhances (i) appropriate oversight of management by the Board, (ii) Board independence, (iii) the accountability to our stockholders by the Board and (iv) our overall leadership structure. We believe this structure is appropriate because we compete in an industry with many external forces that may affect our viability and profitability, therefore presenting significant challenges requiring extensive oversight and management capability. As such, we believe that by separating the Chairman function from that of the President and CEO, our President and CEO can properly focus on managing the business, rather than diverting his efforts to also overseeing the Board.

          In order to ensure a significant voice within our non-management directors and to reinforce effective, independent leadership on the Board, the Board has created the position of Lead Independent Director. Under the Company’s Corporate Governance Guidelines, a Lead Independent Director is appointed when the Chairman is the CEO or any other officer or employee of the Company, or if the Chairman is not otherwise independent. The independent directors have designated Thomas C. DeLoach, Jr. as non-executive Chairman of the Board.

          We believe that the foregoing structure, policies, and practices, when combined with the Company’s other governance policies and procedures, provide appropriate opportunities for oversight, discussion, and evaluation of decisions and direction from the Board.

The Board’s Risk Oversight Role

          The Board maintains oversight responsibility for management of the Company’s risks. The Board has delegated oversight responsibility for certain areas of potential risk exposure to its committees. Each committee reports to the Board at regular intervals or more frequently, if appropriate, with respect to the risks and matters for which it maintains responsibility. The Company’s Risk Committee is responsible for further assisting the Board in fulfilling its oversight role by identifying, assessing and managing key financial, strategic and operational risks of the Company and by providing management with assistance in evaluating major financial transactions, including acquisitions and divestitures. Management annually reviews with the Risk Committee our key risks to help evaluate the Company’s risk profile and related risk management processes. In this review, management highlights for the Risk Committee our most significant risks to facilitate the Risk Committee’s evaluation of our long-term financial plans, budgets and strategic initiatives. The Risk Committee, based on such review, considers the appropriate process for managing or mitigating material risks and the appropriate allocation of resources related to such material risks.

          The Audit Committee is charged with (i) discussing guidelines and policies to govern the process by which management assesses and manages exposure to risk; (ii) discussing major financial risk exposures and the steps management has taken to monitor and control such exposure; and (iii) reviewing in a general manner the processes in place to assess and manage risk. Recognizing that the Risk Committee’s role complements the Audit Committee’s role in risk oversight, our Risk Committee charter mandates that at least one member of the Audit Committee be a member of the Risk Committee. Currently, our Risk Committee consists of four members, two of which are members of our Audit Committee, Mr. DeLoach and Ms. James.

          The Compensation Committee is primarily responsible for the design and oversight of our executive compensation policies, programs and practices. A key objective of the Compensation Committee, together with the Risk Committee, is to oversee the implementation and development of our compensation programs to ensure such programs are consistent with the Company’s general philosophy after accounting for the Company’s key risk profile. In 2013, the Compensation Committee and the Risk Committee reviewed the Company’s risk profile and related risk management processes and concluded that our then-current compensation policies and practices for our employees did not create risks reasonably likely to have a material adverse effect on us.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires our directors, and certain of our officers and persons who beneficially own ten percent or more of the Company’s common stock, to file initial reports of ownership and reports of changes in ownership of such securities with the SEC. Based solely upon a review of the copies of the filings furnished to us or prepared by us on behalf of such Section 16(a) filers, or written representations that no other reports were required, with the exception of a Form 4 for Mr. Kearney pertaining to a single transaction, which was filed late due to administrative error, we believe that all of these filers complied with all Section 16(a) filing requirements during 2013.

EXECUTIVE OFFICERS

          Listed below is information regarding the Company’s executive officers as of March  21 , 2014. All of our executive officers are elected by and serve at the discretion of the Board.

Name	Age	Position
Craig T. Monaghan	57	President and Chief Executive Officer
Michael Kearney	62	Executive Vice President and Chief Operating Officer
Keith R. Style	40	Senior Vice President and Chief Financial Officer
Scott J. Krenz	62	Senior Vice President
Joseph G. Parham, Jr.	64	Vice President, Chief Human Resources Officer
George A. Villasana	46	Vice President, General Counsel and Secretary

          Set forth below is a brief description of the business experience of the Company’s corporate officers for at least the past five years.

          CRAIG T. MONAGHAN Please see Mr. Monaghan’s biographical information under “PROPOSAL NO. 1 – ELECTION OF DIRECTORS” above.

          MICHAEL S. KEARNEY Please see Mr. Kearney’s biographical information under “PROPOSAL NO. 1 – ELECTION OF DIRECTORS” above.

          KEITH R. STYLE has served as our Senior Vice President and Chief Financial Officer since January 1, 2014. Mr. Style previously served as our Vice President of Finance since November 2008 overseeing the operational financial functions, management reporting and process improvement initiatives at the Company. Mr. Style joined the Company in October 2003 and held several prior positions with Asbury, including, Vice President of Investor Relations, Director of Budgeting & Forecasting, and Assistant Controller. Prior to joining the Company, Mr. Style held various finance and accounting positions with Sirius Satellite Radio, Inc., a satellite entertainment provider. Mr. Style began his career with Arthur Andersen LLP.

          SCOTT J. KRENZ served as our Senior Vice President and CFO from June 2011 until December 31, 2013. In connection with his announced retirement from the position of CFO effective December 31, 2013, he agreed to remain in the employ of the Company in the capacity of Senior Vice President through March 31, 2014, at which time he is retiring from all positions with the Company. Prior to joining the Company, Mr. Krenz served as the Executive Vice President and CFO of Heidrick & Struggles International, Inc., a global leadership advisory firm, from 2008 until 2011. In 2007, Mr. Krenz served as the Executive Vice President and CFO of Navigant Consulting, Inc., a management consulting firm. Prior to serving at Navigant, Mr. Krenz served as the CFO of Sapient Corporation, a global IT services and Internet marketing firm, from 2004 through 2006.

          JOSEPH G. PARHAM, JR. has served as our Vice President, Chief Human Resources Officer since May 2010. Mr. Parham is retiring from all positions with the Company effective June 30, 2014. From 2001 until 2006, Mr. Parham served as the Senior Vice President, Human Resources for Acuity Brands, Inc., a leading provider of lighting fixtures and related products and services, where he was responsible for executive compensation, leadership development, benefits design, succession planning and major organization development programs. Prior to joining Acuity Brands, Mr. Parham served as Senior Vice President, Human Resources for National Service Industries from 2000 to 2001, as President and COO of the Polaroid Eyewear division of Polaroid Corporation from 1999 to 2000, and as Senior Vice President, Global Human Resources of Polaroid Corporation from 1994 to 1999.

          GEORGE A. VILLASANA has served as our Vice President, General Counsel and Secretary since April 2012 after holding the position of Senior Vice President and General Counsel at Swisher Hygiene Inc. from February 2011 to April 2012. From June 2007 to July 2010, Mr. Villasana served as Executive Vice President and General Counsel at Pet DRx Corporation, which he helped take public and which was later sold to VCA Antech, Inc. From August 2000 to June 2007, he served as Senior Corporate Counsel at AutoNation, Inc., the nation’s largest automotive retailer. Earlier in his career he was a corporate attorney with Holland & Knight, LLP, and Shutts & Bowen, LLP in Miami, Florida, and a staff attorney with the Securities and Exchange Commission in Washington, D.C.

COMPENSATION DISCUSSION & ANALYSIS

          This compensation discussion and analysis (“CD&A”) is focused primarily on the compensation policies and programs as they relate to our executive officers in 2013, with certain additional detail about the compensation paid, or payable, to our “named executive officers.” Our named executive officers consist of all individuals who served as chief executive officer or chief financial officer in 2013, and our three other most highly compensated executive officers in 2013. Our named executive officers in 2013 were as follows:

•	Craig T. Monaghan, President and Chief Executive Officer;

•	Michael Kearney, Executive Vice President, Chief Operating Officer;

•	Scott J. Krenz; Senior Vice President and former Chief Financial Officer;

•	Joseph G. Parham, Jr. Vice President, Chief Human Resources Officer; and

•	George A. Villasana, Vice President, General Counsel and Secretary.

          Mr. Krenz retired from the position of CFO effective December 31, 2013, and is retiring from all positions with the Company on March 31, 2014. Mr. Parham is retiring from all positions with the Company on June 30, 2014.

          The Compensation and Human Resources Committee of the Board (also referred to in this CD&A as the “Committee”) is charged with various duties concerning the compensation of our executive officers, including the development of our compensation philosophy relating to those individuals. With respect to decisions directly impacting executive compensation, the Committee’s primary responsibilities are to:

•

establish all aspects of compensation for our executive officers, including the named executive officers, and approve awards to the CEO, subject to Board ratification, under our incentive-based compensation plans;

•	oversee the development, implementation and administration of our compensation and benefit plans; and

•	prepare the Compensation Committee Report and review and discuss with management the CD&A, as required to be included in our annual proxy statement or annual report on Form 10-K filed with the SEC.

          For additional information regarding the Committee’s function and composition, see “Governance of the Company—Committees of the Board—Compensation Committee.”

Overview

          We believe that fostering an entrepreneurial spirit is essential to our success. Accordingly, we encourage our executive officers to manage our Company in a way that preserves the decision-making authority of our dealership managers, especially those decisions that directly affect our customers. In furtherance of that principle, we have centralized a number of administrative activities at our corporate headquarters to allow our dealership managers to focus on dealership operations. As a result, the objectives of our executive compensation philosophy are to:

•	support the attainment of our vision, business strategy and operating imperatives;

•	guide the design and implementation of effective executive compensation and benefit plans;

•	reinforce our business values; and

•	align management and stockholder interests.

          For 2013, the Committee worked with its compensation consultant, described in more detail below, to develop and analyze comparative data on executive compensation with a goal of setting and maintaining total executive compensation at target performance levels between the 25th and 50th percentile of compensation paid to executives in similar positions within our Peer Group (defined below). However, in determining this range, the Committee acknowledged that, as a result of the significant variable components of compensation described in more detail elsewhere in this CD&A, actual payouts may be significantly above or below this range based on actual performance when compared to target performance.

          In determining and setting the 2013 compensation levels of our named executive officers, the Committee acknowledged the recent achievements of our management team, including the following:

•	we grew adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted earnings per share (“EPS”) by approximately 22% and 49%, respectively in 2012 compared to 2011;

•	our revenues grew 12% from the previous year, totaling approximately $4.6 billion;

•	we experienced gross profit growth in all four of our business lines;

•	we reduced our selling, general and administrative expenses as a percentage of gross profit by 330 basis points in comparison to 2011;

•	we repaid our outstanding 3.00% senior subordinated convertible notes due 2012; and

•	we reduced our leverage ratio to 2.4x at December 31, 2012, which represented a 14% decrease as compared to the end of 2011.

          For 2013, the Committee approved incentive compensation programs designed to focus our executive management team on improving the measureable financial metrics described below, which are generally indicative of our success, including improving EBITDA, a metric used by management and that the Committee believes is often used by investors and market analysts in comparing performance and determining enterprise value.

          The following achievements in 2013 impacted actual payouts, and the overall compensation of our executive officers, under our incentive compensation programs for 2013:

•	we reported adjusted EBITDA of $245.2 million, an increase of 25% over our 2012 adjusted EBITDA;

•	adjusted EPS was $3.53, an increase of 34% over the prior year;

•	our gross profit per light vehicle unit sold was $3,242, compared to $3,182 in 2012;

•	we improved our same-store fixed gross profit by 11% over 2012; and

•	our return on invested capital (“ROIC”), which is measured as EBITDA divided by invested capital (defined below) was 25%.

Elements of Compensation

          The various elements of compensation provided by the Company are intended to (i) provide an appropriate level of financial certainty through non-variable compensation, (ii) implement our philosophy and ensure that a significant portion of total compensation is performance-based, and (iii) create a balance of short-term and long-term incentives. The key elements of our executive compensation program for 2013 are outlined below, together with a summary of the purposes and considerations underlying each compensation element.

Compensation Element	Purpose/Underlying Consideration
Base Salary	•	To provide base pay benchmarked to the individual’s level of responsibility, talent, and experience;
	•	to provide financial predictability;
	•	to provide a fixed component of compensation that is market competitive; and
	•	to attract and retain executive talent.

Short-Term Incentives (under our Annual Cash Incentive Plan)
	•	To optimize annual operating results;
	•	to more directly align management and stockholder interests;
	•	to provide, along with base salary, market competitive cash compensation when targeted performance objectives are met;
	•	to provide appropriate incentives to exceed targeted results;
	•	to pay meaningful incremental cash awards when actual results exceed targeted results; and
	•	to encourage internal alignment and teamwork.

Long-Term Incentives (also referred to as “Equity-Based Compensation”)
	•	To balance the short-term orientation of other compensation elements;
	•	to more directly align management with our stockholders’ long-term interests;
	•	to focus executives on the achievement of long-term results;
	•	to support the growth and profitability of each of our revenue sources;
	•	to provide retirement asset accumulation by key executives; and
	•	to retain key executive talent.

Employment and Severance Arrangements	•	To enable us to attract and retain talented executives;
	•	to protect our interests through appropriate restrictive post-employment covenants, including non-competition and non-solicitation;

Compensation Element	Purpose/Underlying Consideration
	•	to, when and if appropriate, ensure that management is able to analyze any potential change in control transaction objectively; and
	•	to, when and if appropriate, provide for continuity of management in the event of a change in control.

Other Benefits	•	To be competitive in the markets where we compete for executive talent;
	•	to avoid materially different approaches to benefits among executive and non-executive employees; and
	•	to provide limited job-related and market-driven perquisites in line with our corporate governance philosophies.

          Compensation Philosophy and Guidelines

          The Committee, with the help of its independent compensation consultant, has developed our executive compensation philosophy. Our compensation philosophy sets forth certain general guidelines that the Committee considers in making decisions and recommendations related to executive compensation (including our named executive officers’ compensation). The key principles and considerations underlying our compensation philosophy are the following:

•	create a “pay-for-results” culture with clear emphasis on pay-for-performance and accountability;

•	effectively manage the cost of compensation programs by providing that a substantial portion of executive pay is in the form of variable, performance-based compensation;

•	consider total compensation in light of competitive market practices, internal equity considerations, and individual-specific characteristics;

•	provide a balanced total compensation program to ensure management is not encouraged to take unnecessary or excessive risks;

•	encourage equity ownership by management;

•	reinforce teamwork and internal alignment of management; and

•	consider stakeholder perceptions and governance practices when formulating pay plans and actions.

          Consistent with past practice, in order to effectively communicate expectations with and incentivize such individuals in connection with our performance, we generally make compensation program decisions in the first quarter of a year. Except with respect to executive officer changes during 2013 that resulted in the entry into new agreements relating to employment terms and conditions, substantially all compensation decisions for our executive officers for the 2013 fiscal year were made at the Committee’s regularly scheduled meeting in the first quarter of 2013. In 2013, all compensation decisions were consistent with our overall compensation philosophy and guidelines.

          The Role of Stockholder Say-on-Pay Votes and Related Considerations

          At our 2013 annual meeting of stockholders held on April 17, 2013, approximately 99.6% of the votes cast by stockholders’ on the advisory vote on executive compensation (the “say-on-pay proposal”) were in favor of the compensation of our named executive officers. The Committee believes this favorable vote affirms our stockholders’ support of its approach to executive compensation and, as a result, the Committee did not make material changes to the implementation of our executive compensation philosophy in 2013. Further, we provide our stockholders with the opportunity to vote annually on a say-on-pay proposal.

          In addition to consideration given to the results of the vote on the say on pay proposal, at various times through the year the Committee considers direct and indirect input from stockholders and other stakeholders, and more general developments in executive compensation principles, in the development and implementation of the Company’s executive compensation philosophy, policies and practices. For additional information on how these considerations impacted 2013 and 2014 compensation decisions, see “—Policies and Practices” below.

          Policies and Practices

          Our compensation philosophy and guidelines are implemented through a number of policies and practices described below. The Committee continually monitors and, as appropriate, adjusts our compensation policies and practices to ensure that they emphasize, and reward executives for, results that are consistent with stockholder interests and corporate governance best practices.

•

Appropriate Base Salary Adjustments. As described above, the Committee works with a compensation consultant to set our executive officers’ overall compensation levels at target performance levels between the 25th and 50th percentile of compensation paid to executives in similar positions within our Peer Group. As described below, at its regularly scheduled meeting in the first quarter of 2013, at which annual compensation decisions are typically made, the Committee made certain market-based adjustments in the base salaries of our named executive officers for 2013.

•

Tie Pay to Performance. The Committee believes that performance-based equity grants and compensation programs help to align management’s interests with the interests of our stockholders. To this end, in 2013, 60% of our equity awards which, as described elsewhere, are intended to act as long-term incentives are solely performance-based and vest over time, which was an increase from 50% in 2012.

•

Limit Perquisites. We have eliminated substantially all of the perquisites historically provided to our executive officers, retaining only those limited perquisites, such as the provision of car allowances or “demonstrator” vehicles, which we consider appropriate and typical in our industry.

•

Equity Ownership Guidelines. We have adopted equity ownership guidelines applicable to, among others, our executive officers. These guidelines encourage stock ownership and the further alignment of management, Board and stockholder interests by requiring the CEO and our other named executive officers and directors to own a number of shares of our common stock the value of which is equal to a stated multiple of his or her base salary or annual Board retainer, as applicable. For additional information, see “Securities Owned by Management and Certain Beneficial Owners—Equity Ownership Guidelines.”

•

Prohibition on Hedging of our Securities. We do not believe it is appropriate for officers, directors or other “insiders” to try to profit from short-term fluctuations in our stock price. As a result, our executive officers (as well as our other employees and members of our Board) are prohibited from engaging in short sales of our common stock and from buying or selling puts or calls on, or any other financial instruments that are designed to hedge or offset decreases or increases in the value of, our common stock. Additionally, our Section 16 officers (as well as members of our Board) are prohibited from pledging our securities, including holding them in margin accounts.

•

Accelerated Vesting of Equity Awards Only Upon a “Double Trigger” in Connection with a Change of Control. In accordance with what the Committee determined as a trend in compensation matters, equity-based awards granted under our 2012 Equity Incentive Plan and all awards granted after February 8, 2012 under our amended 2002 Equity Incentive Plan generally provide that an award will be accelerated in connection with a change of control transaction only if: (i) the acquiror does not replace or substitute the subject equity award with an equivalent award, or (ii) the participant’s employment is involuntarily terminated within two years following the change of control.

•

Recoupment Policy. We maintain a recoupment policy that requires certain officers to reimburse certain performance-based incentive compensation paid to them in the event that we are required to restate financial results due to fraud or intentional misconduct by such individuals.

•

Independent Compensation Consultant. Compensation determinations are made with the input of an independent compensation consultant engaged by the Committee. For further discussion of the selection and input of this compensation consultant, see “—Compensation Consultant” below.

•

Appropriate Compensation Risk Assessment. The Committee annually reviews and assesses potential risks arising from our compensation programs. For a further discussion of this risk assessment, see “Governance of the Company—The Board’s Risk Oversight Role.”

Compensation Consultant

          In 2013, the Committee retained Pay Governance LLC (“Pay Governance”) as its independent executive compensation consultant. Pay Governance provides advice to the Committee on matters related to the fulfillment of the Committee’s responsibilities under its charter and on a wide range of executive compensation and related governance matters. As advisor to the Compensation Committee, Pay Governance reviews the total compensation strategy and pay levels for the Company’s executive officers, examines all aspects of the Company’s executive compensation programs to ensure their ongoing support of the Company’s business strategy, informs the Compensation Committee of developing legal and regulatory considerations affecting executive compensation and benefit programs, and provides general advice to the Compensation Committee with respect to compensation decisions pertaining to the Chief Executive Officer and other senior executives. All of the services provided by Pay Governance during 2013 were to the Compensation Committee, and Pay Governance did not provide any additional services to the Company. At least annually, the Compensation Committee conducts a review of its compensation consultant’s performance and potential conflicts of interest. In accordance with applicable SEC and NYSE requirements the Committee reviewed potential conflicts of interest with the compensation consultant’s independence and concluded that the work of the compensation consultant did not raise any conflicts of interest.

          During 2013, at the Compensation Committee’s request, Pay Governance (i) provided competitive market data on compensation for executives, (ii) reviewed our annual proxy statement disclosures, (iii) provided the Compensation Committee with an analysis of the compensation of the named executive officers as reported in the Company’s 2013 proxy statement as compared to the compensation provided to executives by the companies in the Peer Group as reported in their proxy statements, and (iv) provided the Committee with advice regarding various tax and regulatory issues.

          The peer group used for purposes of benchmarking our compensation (the “Peer Group”) in 2013 was adopted by the Committee in 2012 based on input and analyses by Pay Governance of companies that it believes are reflective of Asbury’s retail business model and/or that operate in industries closely related to the Company. Asbury’s Peer Group consists of the following companies:

•

Automotive retailers: Advanced Auto Parts Inc., AutoNation, Inc., AutoZone, Inc., Carmax Inc., Group 1 Automotive, Inc., Lithia Motors Inc., O’Reilly Automotive, Inc., Penske Automotive Group, Inc., and Sonic Automotive Inc.; and

•	Other related companies: Avis Budget Group, Inc., Cabela’s, Inc., Genuine Parts Company, LKQ Corporation, Tiffany & Co., and Tractor Supply Company.

Additional Considerations in Executive Compensation Decisions

          As described above, the Committee generally aims to establish total compensation levels for our executive officers at target performance levels between the 25th and 50th percentile of the target total compensation levels of executive officers with equivalent responsibilities in our Peer Group. Notwithstanding this, however, given the use of short-term cash incentives and time-vested and performance-based equity compensation as principal components of compensation, the Committee expects that when our performance exceeds targeted performance levels, the actual payouts received by our executive officers may be above competitive median levels.

          In addition to considering the evaluations and analyses prepared by Pay Governance, to help benchmark our executive compensation against that of our Peer Group, the Committee also considered a number of other factors when setting executive officer compensation for 2013, including:

•	individual performance of the executive;

•	the executive’s tenure and importance to us;

•	our financial condition; and

•	internal equity considerations.

Review of 2013 Compensation

          For 2013, each named executive officer was eligible to receive compensation consisting of the following four primary elements: (i) a base salary; (ii) a short-term (annual) incentive in the form of a cash bonus opportunity pursuant to our Amended and Restated Key Executive Incentive Compensation Plan; (iii) a long-term incentive in the form of equity grants under the 2012 Equity Incentive Plan; and (iv) perquisites and other benefits.

          Base Salaries

          Increases, if any, in base salaries for executive officers (other than for the CEO) are generally recommended to the Committee by the CEO on an annual basis, absent a change in circumstances at another time of year that would make reconsideration appropriate at that time. Increases in base salary for the CEO, if any, are initiated and approved by the Committee. In setting base salary, the Committee takes into account the executive’s current and expected experience, skills, level in the organization, and scope of responsibilities. The Committee also considers our financial health and the compensation data received from its independent compensation consultant.

          Due to the significant contributions to the Company’s performance of the named executive officers in 2012 in a continued uncertain general economic environment, and in the automobile retailing industry in particular, and the fact that the named executive officers did not receive base salary increases in 2012, following the regular, annual review of base salaries by the Committee at its regularly scheduled meeting in the first quarter of 2013, the Committee awarded certain market-based adjustments in base salaries to the named executive officers.

          Annual base salaries in 2013 for the named executive officers were as follows:

Name	Title	Annual Base Salary
Craig T. Monaghan	President and CEO	$950,000
Michael S. Kearney	EVP and COO	$705,000
Scott J. Krenz	SVP and Former CFO(1)	$440,000
Joseph G. Parham, Jr.	VP, Chief Human Resources Officer(2)	$340,000
George A. Villasana	VP, General Counsel and Secretary	$350,000

(1)	Mr. Krenz retired from the position of CFO effective December 31, 2013, and is retiring from all positions with the Company effective March 31, 2014.

(2)	Mr. Parham is retiring from all positions with the Company effective June 30, 2014.

          Annual Cash Incentive Plan

          As described above, in order to motivate management toward the achievement of certain pre-established corporate goals, and to remain competitive in the industry, we believe that a significant portion of each executive officer’s total compensation should be performance-based. We also believe that management is motivated by the opportunity to earn incremental cash compensation based upon the achievement of annual or similar shorter-term performance objectives, and that such additional compensation opportunity properly fosters effective management, innovative thinking, and the implementation of cost saving measures by our executive officers, which may enable us to further enhance our stockholder value. The cash awards paid to our executive officers are paid under the terms of our Amended and Restated Key Executive Incentive Compensation Plan.

          For fiscal year 2013, the Committee decided it was appropriate to use the same cash incentive plan structure that was used in fiscal year 2012, with potential payouts under the cash incentive plan being dependent upon the achievement of EBITDA (subject to adjustment as described below) correlated with actual United States Annual Automotive Sales (“USAAS”) as reported by Motor Intelligence. The selection of EBITDA as the performance benchmark for payouts under the annual cash incentive plan reflected the Committee’s continued belief that EBITDA is an important metric used by management from time to time to evaluate and analyze results and the impact on the Company of strategic decisions and actions relating to, among other things, events outside of normal, or “core,” business operations, and is often used by investors and market analysts in comparing performance and in determining enterprise value. Further, given the continued uncertainty in the general economic environment, and specifically within the automobile retailing industry in 2013, the Committee believed it was appropriate to establish award opportunities at various levels of actual USAAS, which remained highly uncertain and beyond the control of management. As a result, the Committee believed it was appropriate to increase target EBITDA at higher levels of USAAS.

          In connection with the determination of EBITDA as the appropriate performance metric under the annual cash incentive plan, the Committee further believed it was appropriate to provide for certain potential adjustments to the traditional measure of EBITDA to account for the impact on our financial results of certain potential extraordinary items. These items typically result from strategic actions and decisions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or core, business operations. The Committee believed these items are not properly allocable to the determination of operational results in a given period.

          To account for the potential for different levels of USAAS, at each established level of USAAS under the annual cash incentive plan, for 2013 three EBITDA performance goals were established: (i) a “threshold” level; (ii) a “target” level; and (iii) a “maximum” bonus level. Under the terms of the annual cash incentive plan, if EBITDA did not meet the established “threshold” level at the actual USAAS, no payouts would be made under the plan. Further, if EBITDA exceeded the established “maximum” level at the actual USAAS, payout under the annual cash incentive plan would be limited as if performance had equaled the maximum performance goal. If actual USAAS was between two established levels, or if the achievement of EBITDA performance goals was between threshold and target levels, or target and maximum levels, participants would be entitled to a ratable portion of any payment due based upon linear interpolation.

          In determining what it considered an appropriate “target” performance goal at the various levels of USAAS, the Committee consulted with management and evaluated various internally-prepared models and forecasts. After consultation with Pay Governance in the first quarter of 2013, the Committee approved the threshold and maximum performance goals at 85% and 115% of target, respectively.

          The table below sets out the threshold, target and maximum EBITDA performance goals approved for 2013.

EBITDA Performance Goals (in millions)
Actual USAAS (in millions)	Threshold (85% of Target) 50% Payout	Target (100%) 100% Payout	Maximum (115% of Target) 200% Payout
12.5 & lower	$ 152.1	$ 178.9	$ 205.7
13.5	$ 163.2	$ 192.0	$ 220.8
14.5	$ 174.4	$ 205.2	$ 235.9
15.2	$ 182.2	$ 214.4	$ 246.6
15.5	$ 185.6	$ 218.3	$ 251.1
16.5	$ 196.7	$ 231.5	$ 266.2
17.5 & above	$ 207.9	$ 244.6	$ 281.3

          For 2013, actual USAAS as reported by Motor Intelligence was 15.6 million. Based on this level of USAAS, EBITDA levels for the purpose of determining payouts under the annual cash incentive plan were calculated by interpolation as follows: threshold: $186.7 million; target: $219.7 million; and maximum: $252.6 million. The Company recorded EBITDA of $241.7 million in 2013, and the Committee established a payout at 167% of target under the cash incentive plan. Such payout amounts were within the maximum amounts described below under the caption “Section 162(m).”

          The Committee established incentive opportunities, as a percentage of base salary, for each named executive officer dependent upon each named executive officer’s respective current and expected positions, skills, and experience, as well as other factors described above including the degree of responsibility assumed and expected to be assumed by such individual for aspects of the organization that impact our financial performance. The target bonus opportunity for each of Messrs. Monaghan, Kearney, Krenz, Parham, and Villasana was set at 100%, 75%, 55%, 40% and 40% of their respective base salaries. The various bonus opportunities (as a percentage of base salary), and actual dollar amounts paid, pursuant to the 2013 annual cash incentive plan are detailed in the table below.

Name	Threshold Opportunity	Target Opportunity	Maximum Opportunity	Actual Payment (167% of Target)
Craig T. Monaghan	50%	100%	200%	$1,586,500
Michael Kearney	37.5%	75%	150%	$883,013
Scott J. Krenz	27.5%	55%	110%	$404,140
Joseph G. Parham, Jr.	20%	40%	80%	$227,120
George A. Villasana	20%	40%	80%	$233,800

          Equity-Based Compensation

          The Committee generally does not use a specific formula for allocating equity-based compensation as a percentage of total compensation for the named executive officers. For 2013, consistent with prior years, the Committee considered a number of factors in establishing the level of long-term compensation for each named executive officer, primarily:

•	Peer Group compensation pay practices and norms for comparable executives;

•	general industry pay levels for comparable executives as gathered from publicly-available sources;

•	historical individual performance and responsibility of the executive;

•	tenure and importance to us of the executive;

•	expected future responsibilities of the executive;

•	the impact of recent historical equity-based compensation decisions, awards and payouts to each executive; and

•	internal pay equity considerations.

          To ensure that equity-based awards to executive officers in 2013 addressed both the long-term performance and retention objectives of our equity incentive plan, the Committee decided that the annual grant would consist of:

•	40% time-vesting restricted stock, which the Committee believes enhances executive officer retention; and

•

60% performance share units, the vesting of which is subject to our achievement of certain performance metrics, which the Committee believes provides an appropriate amount of executive officer focus on our financial success, as well as the continued employment of the executive.

          In 2013, the named executive officers were granted the number of shares of restricted stock and the number of performance share unit awards (at target performance levels) set forth beside his name below:

Name	Number of Shares of Restricted Stock Granted	Number of Performance Share Units Granted (at Target Performance Level)
Craig T. Monaghan	25,720	38,580
Michael S. Kearney	13,720	20,580
Scott J. Krenz	7,440	11,160
Joseph G. Parham, Jr.	3,160	4,740
George A. Villasana	4,000	6,000

          2013 Restricted Stock Award Features

          The 2013 restricted stock awards granted to the named executive officers vest ratably over three years (two years in the case of Mr. Kearney in light of his years of service to the Company and in order to provide an additional retention benefit) beginning on the first anniversary of the grant date. In the event that dividends are paid on shares of our common stock at any time when restricted stock awards remain unvested, any such dividends will accrue and be payable to the grantee upon vesting of the underlying restricted shares. In the event such shares do not vest, no such dividends will be paid.

          2013 Performance Share Unit Award Features

          The performance share unit awards granted to the named executive officers had a performance period based on our fiscal year 2013 performance (described below) and, assuming satisfaction of such performance requirements, provide for ratable vesting over three-years (two years in the case of Mr. Kearney for the reasons cited above) beginning on the grant date of the award, and require continued employment through the vesting period. Such performance share unit awards, if paid, will be paid in shares of our common stock. In considering the performance share unit program, the Committee believed it was important to set what it considered challenging, yet attainable, targets for the performance period. The Committee, with the input of Pay Governance, determined that it would be difficult to project our performance over a multi-year performance period, and therefore determined that a one-year performance period, with subsequent year vesting restrictions, remained appropriate, including providing sufficient alignment between management and stockholder interests and serving as a valuable executive-retention tool.

          Under the performance share unit awards program, each executive was awarded a number of performance share units that could be earned based on our performance relative to certain comparable companies with respect to the performance metrics described below. These metrics were selected because of their relative importance to our financial success. The number of performance share units awarded to each executive was recommended to the Committee by the CEO based on each executive’s past performance and level of responsibility; the number of performance share units awarded to the CEO was determined by the Committee and awarded to the CEO based on his past performance.

          The actual number of performance share units that could be earned was based on the achievement of certain performance goals approved by the Committee at the beginning of the performance period. The number of share units awarded was determined based on “points” earned, as described below, and could range from 0% to 150% of the target number of units. The Committee chose a payout range of 0% to 150% of the target award consistent with a prevailing market trend of reduced maximum payout levels to reduce potential concerns regarding excessive risk-taking by employees eligible for such awards.

          Under our 2013 performance share unit award program, our performance was to be determined, or scored, and thus the actual number of shares were to be earned, based upon the following five performance elements, which were chosen because the Committee determined them to be key drivers of long-term performance in our industry:

•	front-end light vehicle gross profit yield per light vehicle unit sold;

•	percentage improvement in same-store gross profit measured against the prior fiscal year;

•	EBITDA margin;

•	basis point improvement in EPS measured against the prior fiscal year; and

•	ROIC.

          For these purposes, EBITDA margin is defined as EBITDA divided by total gross profit. EBITDA is defined as earnings before non-floor plan interest, any gain/loss on repurchase of debt, income taxes, depreciation and amortization, impairment expenses and other publicly reported non-core items. ROIC is defined as EBITDA divided by invested capital. Invested capital is defined as book value of total debt (excluding floor plan debt) less cash, or “net debt”, plus book value of equity.

          The 2013 performance share unit award program was designed so that each element of our performance would be ranked and scored against the comparable element of performance for AutoNation, Inc., Group 1 Automotive, Inc. and Sonic Automotive, Inc. (the “PSU Peer Group”), our three most comparable competitors based on lines of business. We and each member of the PSU Peer Group were ranked on each performance element, first through fourth, with each performance element determined by reference to each entity’s most recently publicly available financial results. For purposes of determining our points earned under the 2013 performance share unit program, points were earned for each element as follows:

•	3 points were awarded if we ranked 1st in the performance element;

•	2 points were awarded if we ranked 2nd in the performance element;

•	1 point was awarded if we ranked 3rd in the performance element; and

•	0 points were awarded if we ranked 4th in the performance element.

          The points earned for each performance element were added together, such that the highest number of collective points we could achieve was 15, as shown in the table below. In addition, our performance results and those of each PSU Peer Group member under each performance element could be adjusted for material, publicly disclosed non-core items. The target percentage was to be determined based on the total points earned according to the chart below.

	Target %
Total Points Earned	From	To
0	0%	0%	No Payment
1	0%	40%
2	20%	50%
3	40%	60%
4	50%	70%
5	60%	80%
6	70%	90%
7	80%	100%
8	90%	110%	Target
9	100%	115%
10	105%	120%
11	110%	125%
12	120%	130%
13	130%	140%
14	140%	150%
15	150%	150%	Maximum

The maximum number of points available and, based on the considerations above, the actual number of points earned for each performance element under the 2013 performance share unit award program is detailed in the following table:

	Gross Profit Yield Per Light Vehicle Unit Sold	Percentage Improvement in Same Store Gross Profit	EBITDA Margin	EPS	ROIC	Total
Maximum Points Available	3	3	3	3	3	15
Points Earned by Asbury	2	3	2	3	3	13

          Pursuant to this point system a total of 13 points (out of a maximum of 15 points available) were earned by the Company based on the achievement level of the performance elements described above, and the Committee, using its discretion under the program, established a payout of a number of shares of our common stock at 135% of target. Payments of awards pursuant to the 2013 performance share unit award program were made as set forth below. All such amounts were within the maximum amounts described below under the caption “Section 162(m).”

Name	Target Number of PSUs Granted	Number of Shares of Common Stock Awarded Under the 2013 Performance Share Unit Award Program
Craig T. Monaghan	38,580	52,083
Michael S. Kearney	20,580	27,783
Scott J. Krenz	11,160	15,066
Joseph G. Parham, Jr.	4,740	6,399
George A. Villasana	6,000	8,100

          In accordance with the terms of the 2013 performance share unit award program, one-third of the award to each named executive officer vested on the later of the first anniversary of the grant date and the date the payout of a number of shares of our common stock is established by the Committee.

          Other Benefits

          In 2013, our executive officers were eligible to participate in the employee benefit plans generally available to all of our employees in the corporate office, including medical, dental, life and disability insurance plans, as well as to participate in our 401(k) plan.

          In the automobile retailing industry, senior executives are typically provided with the use of one or more demonstrator vehicles from a retailer’s inventory of new vehicles in order to, among other things, show support for the retailer’s offered brands. Executives are typically entitled to these vehicles for business and personal use. Management has limited the number of demonstrator vehicles provided to our employees due to the risks associated with the use of such vehicles. To provide a similar benefit, we provide a cash car allowance of $800 per month to our corporate officers at the vice president level and above, including our named executive officers, as described below, and in 2013, Messrs. Monaghan and Kearney each were entitled to use one demonstrator automobile pursuant to the terms of their respective employment agreements.

Employment, Severance and Change in Control Arrangements

          General Provisions of Employment, Severance and Separation Agreements

          In connection with the implementation of certain aspects of our succession plan and as a retention and executive recruitment tool, we have entered into employment agreements with Messrs. Monaghan and Kearney. In addition, we are currently party to certain agreements relating to severance and/or separation arrangements with Messrs. Krenz, Parham and Villasana. These agreements provide for certain benefits in the event of involuntary termination without cause or for good reason by the named executive officer, and additional benefits in the event of termination within two years following a change in control for Mr. Villasana. Agreements with Mr. Krenz and Mr. Parham have been entered into in connection with their announced retirements, and are described in more detail below. Each executive has agreed to certain confidentiality, non-compete, and non-solicitation provisions contained in his agreement.

          We believe that these agreements serve as appropriate retention and motivational tools for these executives by generally providing a measure of financial security in the event of an unplanned termination of employment, with the exception of a termination for cause. Furthermore, from time to time, we examine various strategic alternatives, and the provisions of these agreements are important to retain these key people whose continued employment might be at risk in certain changes of control, although such transactions may otherwise be in the best interests of our stockholders. As a corporate policy, we believe that it may be difficult to attract and retain talented executives with provisions in our severance arrangements that deny severance benefits in the event of a termination for performance-related issues.

          A description of the terms of these employment, severance and separation agreements, including the potential payouts to these individuals pursuant to applicable severance provisions thereof, are summarized in the “Employment Agreements and Potential Payments Upon Termination” section of this proxy statement.

          Section 162(m)

          Section 162(m) of the Code generally imposes a $1,000,000 per taxable year ceiling on the tax deductibility to a company of remuneration paid (not including amounts deferred) to the company’s chief executive officer and any one of the other three most highly compensated executive officers of a publicly held corporation (with the exception of such company’s chief financial officer), unless the remuneration is treated as performance-based or is otherwise exempt from the provisions of Section 162(m). While we intend to maximize the tax-efficiency of our compensation programs generally, the Committee and the Board retain the flexibility in the manner in which we award compensation to act in the best interests of the Company and its stockholders, including awarding compensation that may not be deductible by reason of Section 162(m).

          The Committee structures and administers annual cash incentive awards under our shareholder-approved Amended and Restated Key Executive Incentive Compensation Plan and long-term equity incentive awards under our shareholder-approved equity incentive plans with the goal of maximizing the tax deductibility of certain awards as “performance-based” compensation under Section 162(m) of the Code, to the extent practical and deemed appropriate, consistent with maintaining competitive compensation. Commencing with fiscal year 2012, in connection with annual cash incentive awards and long-term equity incentive awards, the Committee selects an objective maximum annual cash incentive award and long-term equity incentive awards that a named executive officer may receive based on the achievement of specified EBITDA (adjusted as described below) performance levels, but may not increase awards above these maximum amounts. Each year, the Committee establishes performance criteria for annual cash incentive awards and long-term equity incentive awards and may apply negative discretion to the maximum award amounts. For fiscal 2013, the Committee exercised its negative discretion to arrive at the actual annual cash incentive plan awards and long-term equity incentive awards received by our named executive officers.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

          The Compensation and Human Resources Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Exchange Act and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Members of the Compensation Committee
Janet M. Clarke (Chair)
Dennis E. Clements
Juanita T. James
Eugene S. Katz

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          During 2013, Ms. Clarke (Chair), Mr. Clements, Ms. James and Mr. Katz, none of whom is or was formerly an officer or employee of the Company, were members of the Compensation Committee of our Board. None of the Compensation Committee members or other members of the Board serves as an executive officer of any entity for which one of the Company’s executive officers serves as a director or member of such other entity’s compensation committee.

EXECUTIVE COMPENSATION

          The following table shows the compensation paid for fiscal years 2013, 2012 and 2011 to our CEO, our former CFO (who served in such position through December 31, 2013) and our three other most highly compensated executive officers of the Company in 2013 (collectively, the “named executive officers”). For a more detailed discussion about the compensation arrangements for these executive officers, see “Compensation Discussion and Analysis.”

SUMMARY COMPENSATION TABLE

Name and Position	Year	Salary		Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation (2)		All Other Compensation		Total

Craig T. Monaghan	2013	$916,667		$2,248,571	—	$1,586,500		$32,423	(3)	$4,784,161
President and CEO	2012	$750,000		$1,748,896	—	$1,035,000		$26,799		$3,560,695
	2011	$735,346		$1,499,954	—	$705,000		$22,338		$2,962,638

Michael Kearney	2013	$700,000		$1,199,471	—	$883,013		$16,530	(4)	$2,799,014
Executive Vice President	2012	$675,000		$1,049,846	—	$698,625		$16,097		$2,439,568
and COO	2011	$667,452		$900,104	—	$475,875		$116,843		$2,160,274

Scott Krenz	2013	$437,500		$650,442	—	$404,140		$9,600	(5)	$1,501,682
Senior Vice President and	2012	$425,000		$650,752	—	$322,575		$84,600		$1,482,927
Former CFO	2011	$219,038	(6)	$400,012	—	$109,863	(7)	$79,948		$808,861

Joseph G. Parham	2013	$338,333		$276,263	—	$227,120		$9,600	(5)	$851,316
Vice President, Chief Human	2012	$328,192		$269,452	—	$182,160		$9,600		$789,404
Resources Officer	2011	$330,000		$331,818	—	$124,080		$9,600		$795,498

George A. Villasana	2013	$344,167		$349,700	—	$233,800		$62,100	(8)	$989,767
Vice President, General	2012	$223,125	(9)	$315,010	—	$123,107	(10)	$134,300		$795,542
Counsel and Secretary

(1)

The amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards of performance shares and shares of restricted stock for the fiscal years ended December 31, 2013, 2012 and 2011, as described in the “Compensation Discussion and Analysis—Equity-Based Compensation” discussion and in footnote 2 of the “Grants of Plan-Based Awards Table” below. For a more detailed discussion of the assumptions used to determine the valuation of the stock awards set forth in this column, please see a discussion of such valuation in Note 22 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 25, 2014, which footnote is incorporated into this proxy statement by reference.

The maximum possible value of performance awards (based on the assumption that the highest level of performance is achieved) granted to each of our named executive officers in 2013 was as follows: Mr. Monaghan: $2,023,715; Mr. Kearney: $1,079,525; Mr. Krenz: $585,398; Mr. Parham: $248,637 and Mr. Villasana $314,730. For additional information on the actual number of performance share awards granted, see the discussion under “Compensation Discussion and Analysis – Review of 2013 Compensation – Equity Based Compensation” above.

(2)

The amounts in this column represent the actual amount paid under the applicable year’s annual cash incentive plan. The amounts represent the entire cash incentive award earned by the named executive officers in those fiscal years.

(3)	Represents (i) the imputed income associated with the use of one demonstrator vehicle valued at $22,823; and (ii) an automobile allowance of $9,600.

(4)	Represents (i) the imputed income associated with the use of one demonstrator vehicle valued at $6,939; and (ii) an automobile allowance of $9,600.

(5)	Represents an automobile allowance.

(6)	Represents base salary from June 27, 2011, the date he commenced employment with the Company, to December 31, 2011.

(7)	Represents the pro rata annual cash incentive plan amount earned from June 27, 2011, the date he commenced employment with the Company, to December 31, 2011.

(8)	Represents (i) an automobile allowance of $9,600; and (ii) the remainder of a signing bonus paid to Mr. Villasana in lieu of relocation benefits.

(9)	Represents base salary from April 16, 2012, the date he commenced employment with the Company, to December 31, 2012.

(10)	Represents the pro rata annual cash incentive plan amount earned from April 16, 2012, the date he commenced employment with the Company.

2013 GRANTS OF PLAN-BASED AWARDS TABLE

									All Other Stock Awards: Number of Shares of Stock or) Units(3) (# of shares)	Grant Date Fair Value of Stock and Option Awards ($ amount)
			Estimated Potential Payouts Under Non-Equity Incentive Plan Awards(1) ($ amount)			Estimated Future Payouts Under Equity Incentive Plan Awards(2) (# of shares)

	Approval Date	Grant Date
Name			Threshold	Target	Maximum	Threshold	Target	Maximum
Craig T. Monaghan		2/12/2013	$475,000	$950,000	$1,900,000
	2/12/2013	2/20/2013							25,720	$899,428
	2/12/2013	2/20/2013				7,716	38,580	57,870		$1,349,143

Michael S. Kearney		2/12/2013	$264,375	$528,750	$1,057,500
	2/12/2013	2/20/2013							13,720	$479,788
	2/12/2013	2/20/2013				4,116	20,580	30,870		$719,683

Scott J. Krenz		2/12/2013	$121,000	$242,000	$484,000
	2/12/2013	2/20/2013							7,440	$260,177
	2/12/2013	2/20/2013				2,232	11,160	16,740		$390,265

Joseph G. Parham		2/12/2013	$68,000	$136,000	$272,000
	2/12/2013	2/20/2013							3,160	$110,505
	2/12/2013	2/20/2013				948	4,740	7,110		$165,758

George A. Villasana		2/12/2013	$70,000	$140,000	$280,000
	2/12/2013	2/20/2013							4,000	$139,880
	2/12/2013	2/20/2013				1,200	6,000	9,000		209,820

(1)

Represents potential payouts under our annual cash incentive plan for each named executive officer. For a more detailed discussion of the annual cash incentive plan and the actual awards paid under this plan, see the section of the proxy statement entitled, “Compensation Discussion and Analysis—Annual Cash Incentive Plan” and the “Summary Compensation Table” above.

(2)

The Compensation Committee approved a grant of performance share unit awards to certain key employees, including our named executive officers listed in the table above, as part of compensation for the fiscal year ended December 31, 2013. For a more detailed description of the Company’s performance share program, see the section of this proxy statement entitled, “Compensation Discussion and Analysis—Equity-Based Compensation.”

(3)

The Compensation Committee approved grants of restricted stock to certain key employees, including our named executive officers listed in the table above, as part of compensation for the fiscal year ended December 31, 2013. For a more detailed discussion of these awards, see the section of the proxy statement entitled, “Compensation Discussion and Analysis—Equity-Based Compensation” and the “Summary Compensation Table” above.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2013

	Option Awards				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That have Not Vested(3)
Craig T. Monaghan	—	—	—	—	70,771	$3,803,233	57,870	$4,294,417

Michael S. Kearney	—	—	—	—	35,354	$1,899,924	30,870	$2,490,527

Scott J. Krenz	—	—	—	—	19,684	$1,057,818	16,740	$1,395,305

Joseph G. Parham	—	—	—	—	9,594	$515,582	7,110	$657,455

George A. Villasana	—	—	—	—	11,576	$622,094	9,000	$322,401

(1)

All information in the “Stock Awards” portion of the table relates to (i) awards of performance shares assuming a payout at the maximum level of performance, and (ii) awards of shares of restricted stock.

(2)	Assumes a stock price of $53.74, the closing price of our common stock on December 31, 2013.

(3)

Represents the aggregate payout value of performance shares underlying each award of performance shares that have not yet vested, calculated by multiplying (x) the target number of performance shares by (y) $53.74, the closing price of our common stock on December 31, 2013.

2013 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(1)	Value Realized Upon Exercise(1)	Number of Shares Acquired on Vesting(2)	Value Realized on Vesting(2)
Craig T. Monaghan			43,157	$1,565,716
Michael S. Kearney			34,114	$1,236,002
Scott J. Krenz	—	—	11,483	$438,284
Joseph G. Parham	—	—	17,481	$683,690
George A. Villasana	—	—	2,524	$99,723

(1)

The number of shares acquired upon exercise reflects the gross number of shares acquired, without reduction for any shares surrendered to pay the option exercise price and/or satisfy tax withholding requirements. The value realized on exercise represents the gross number of shares acquired upon the option exercise multiplied by the market price of our common stock at the time of exercise on the exercise date, as reported on the NYSE, less the per share exercise price.

(2)

The number of shares acquired upon vesting represents the net number of shares acquired after the surrender of any shares to satisfy tax withholding requirements. The value realized on the vesting of shares of restricted stock or performance share awards represents the net number of shares acquired after the surrender of any shares to satisfy tax withholding requirements multiplied by the closing price of our common stock, as reported on the NYSE, on the vesting date of the restricted stock or the payout date of the performance share awards, as applicable.

2013 NONQUALIFIED DEFERRED COMPENSATION(1)

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
Craig T. Monaghan	—	—	—	—	—
Michael S. Kearney	—	—	$2,298	$118,182	—
Scott J. Krenz	—	—	—	—	—
Joseph G. Parham	—	—	—	—	—
George A. Villasana	—	—	—	—	—

(1)

Our Wealth Accumulation Plan allowed qualifying individuals to defer base salary and/or annual cash incentive plan payments to either in-service or retirement distributions. Our named executive officers were entitled to defer up to 100% of their base salary and/or annual cash incentive plan payments under this plan. The Wealth Accumulation Plan complied with regulation 409(a) of the Internal Revenue Code. In 2012, the Board, upon the Compensation Committee’s recommendation, terminated the Wealth Accumulation Plan, and in 2013 all accounts were paid out in full to participants.

(2)	The amounts in this column were not reported as compensation to the respective named executive officer in the Summary Compensation Table.

EMPLOYMENT ARRANGEMENTS AND POTENTIAL PAYMENTS
UPON TERMINATION AND CHANGE IN CONTROL

Employment Agreement with Craig T. Monaghan

          We have entered into an employment agreement with Craig T. Monaghan, our President and CEO (such agreement, as amended and restated to date, the “Monaghan Agreement”). The Monaghan Agreement expires on February 9, 2015, and provides for automatic extensions for successive one-year periods, unless either party provides notice of termination to the other. Upon any termination, Mr. Monaghan will cease to be an officer and director of the Company and any of its affiliates.

          Under the Monaghan Agreement, Mr. Monaghan’s base salary is subject to periodic review and increase, and he is entitled to receive an annual bonus (which includes a non-equity incentive compensation award opportunity) based on a target of 100% of his then-current base salary. Mr. Monaghan is also eligible to receive annual equity or other long-term incentive awards granted under the Company’s long-term equity incentive plans, and is entitled to a monthly automobile allowance and the use of a Company owned demonstrator vehicle.

          Under the terms of the Monaghan Agreement, if (i) the Company elects not to extend the Monaghan Agreement and, at its expiration, Mr. Monaghan will not have attained age 65, or (ii) the Company terminates the Agreement without “cause” or (iii) Mr. Monaghan terminates the Monaghan Agreement for “good reason” when no “change in control” has occurred (any of the foregoing, a “Monaghan Non-Change in Control Qualifying Termination”), Mr. Monaghan will be entitled to the following:

•	100% of his base salary, plus 100% of his target annual bonus (which includes any non-equity incentive plan compensation);

•	a pro-rated bonus (which includes any non-equity incentive plan compensation) based on actual performance for the year of termination;

•	continued participation for 12 months in all health and welfare plans of the Company in effect immediately prior to the termination of employment; and

•	accelerated vesting of all unvested equity and other long-term incentive awards that would have vested in the 364 days following the termination of the Monaghan Agreement.

          Also under the terms of the Monaghan Agreement, if Mr. Monaghan is terminated without cause or resigns for good reason within two years following a change in control (a “Monaghan Change in Control Qualifying Termination” and, together with a Monaghan Non-Change in Control Qualifying Termination, as the case may be, a “Monaghan Qualifying Termination”), Mr. Monaghan will be entitled to the following:

•	200% of his base salary, plus 200% of his target annual bonus (which includes any non-equity incentive plan compensation);

•	a pro-rated bonus (which includes any non-equity incentive plan compensation) based on target performance for the year of termination;

•	continued participation for 24 months in all health and welfare plans of the Company in effect immediately prior to the termination of employment; and

•	vesting of all unvested equity and other long-term incentive awards, effective on the date of the change in control.

          The foregoing severance payments are conditioned upon Mr. Monaghan executing a general release in favor of the Company. The Monaghan Agreement also contains certain confidentiality, non-compete and non-solicit obligations. In the event of a breach of these obligations, the Company may stop paying any amounts due, as described above, and demand repayment of 50% of the severance amounts paid prior to the breach of such obligations.

          The Monaghan Agreement also provides that, if Mr. Monaghan retires after reaching age 65, then upon such retirement, all of his equity and long-term incentive awards not vested as of his effective retirement date will continue to vest without regard to such retirement.

Employment Agreement with Michael S. Kearney

          We have entered into an employment agreement with Michael Kearney, our Executive Vice President and COO (such agreement as amended and restated to date, the “Kearney Agreement”). The Kearney Agreement expires on February 9, 2015, and provides for automatic extensions for successive one-year periods, unless either party provides notice of termination to the other. Upon any termination, Mr. Kearney will cease to be an officer and director of the Company and any of its affiliates.

          Under the Kearney Agreement, Mr. Kearney’s base salary is subject to periodic review and increase, and he is entitled to receive an annual bonus (which includes a non-equity incentive plan award opportunity) based on a target of 75% of his then-current base salary. Mr. Kearney is also eligible to receive annual equity grants or other long-term incentive awards granted under the Company’s long-term equity incentive plans, and is entitled to a monthly automobile allowance and the use of a Company owned demonstrator vehicle.

          Under the terms of the Kearney Agreement, if (i) the Company elects not to extend the Kearney Agreement and, at its expiration, Mr. Kearney will not have attained age 65, or (ii) the Company terminates the Agreement without “cause” or (iii) Mr. Kearney terminates such Kearney Agreement for “good reason” when no “change in control” has occurred (any of the foregoing, a “Kearney Non-Change in Control Qualifying Termination”), Mr. Kearney will be entitled to the following:

•	100% of his base salary, plus 100% of his target annual bonus (which includes any non-equity incentive plan compensation);

•	a pro-rated bonus (which includes any non-equity incentive plan compensation) based on actual performance for the year of termination;

•	continued participation for 12 months in all health and welfare plans of the Company in effect immediately prior to the termination of employment; and

•	accelerated vesting of all unvested equity and other long-term incentive awards that would have vested in the 364 days following the termination of the Kearney Agreement.

          Also under the terms of the Kearney Agreement, if Mr. Kearney is terminated without cause or resigns for good reason within two years following a change in control (a “Kearney Change in Control Qualifying Termination” and, together with a Kearney Non-Change in Control Qualifying Termination, as the case may be, a “Kearney Qualifying Termination”), Mr. Kearney will be entitled to receive the following:

•	200% of his base salary, plus 200% of his target annual bonus (which includes any non-equity incentive plan compensation);

•	a pro-rated bonus (which includes any non-equity incentive plan compensation) based on target performance for the year of termination;

•	continued participation for 24 months in all health and welfare plans of the Company in effect immediately prior to the termination of employment; and

•	accelerated vesting of all unvested equity and other long-term incentive awards effective on the date of the change in control.

          The foregoing severance payments are conditioned upon Mr. Kearney executing a general release in favor of the Company. The Kearney Agreement also contains certain confidentiality, non-compete and non-solicit obligations. In the event of a breach of these obligations, the Company may stop paying any amounts due, as described above, and demand repayment of 50% of the severance amounts paid prior to the breach of such obligations.

          The Kearney Agreement also provides that, if Mr. Kearney retires after reaching age 65, then upon such retirement, all of his equity and long-term incentive awards not vested as of his effective retirement date will continue to vest without regard to such retirement

Employment Letter Agreement with George A. Villasana

          On March 31, 2012, the Company entered into a letter agreement with George Villasana, pursuant to which he agreed to serve as the Company’s Vice President and General Counsel.

          Under this letter agreement, Mr. Villasana is entitled to a base salary of at least $315,000 per year, and is entitled to receive an annual bonus (which includes a non-equity incentive plan award opportunity) based on a target of 40% of his base salary. The letter agreement also provided for a signing bonus of $180,000, which is subject to repayment in the event Mr. Villasana terminates his employment with the Company before the second anniversary of his employment.

          The letter agreement provided for a grant of restricted shares valued at $315,000, which grant vests ratably over three years, and also provided that Mr. Villasana is entitled to a monthly automobile allowance.

Severance Agreement with George A. Villasana

          The Company is party to a severance agreement (the “Severance Agreement”) with Mr. Villasana. The Severance Agreement provides for one year of base salary, one year of benefits continuation, and a pro-rated bonus (which includes any payment under a non-equity incentive compensation plan) in the amount that the Mr. Villasana would have received had he not been terminated during such year (collectively, the “Severance Payment”) if Mr. Villasana is terminated by the Company without “cause,” or Mr. Villasana terminates his employment with the Company due to the occurrence of certain events (described below) specified in the Severance Agreement within two years following a change in control (either of the foregoing, a “Villasana Qualifying Termination”).

          The Severance Agreement requires Mr. Villasana to execute a general release in favor of the Company as a condition to receiving any Severance Payments. The Severance Agreement also contains certain confidentiality, non-compete and non-solicit obligations and provides that, if such obligations are breached by Mr. Villasana, the Company has the right to stop making any otherwise required severance payments. The Severance Agreement also provides that Mr. Villasana will not receive any Severance Payment in the event of termination due to death, disability, retirement, voluntary resignation or termination by the Company for cause.

Separation Agreement with Scott J. Krenz

          In connection with his retirement from the position of Chief Financial Officer effective December 31, 2013, the Company entered into a separation agreement and general release (the “Krenz Separation Agreement”) with Mr. Krenz. Pursuant to the terms of the Krenz Separation Agreement, Mr. Krenz has agreed to remain in the employ of the Company in the capacity of Senior Vice President through March 31, 2014 (the “Krenz Separation Date”), and to waive the right to any payments that would otherwise be due to him in connection with his retirement under his prior severance agreement with the Company. In exchange for such agreement, among other things, Mr. Krenz will continue to be entitled to his base salary in effect on the date of the Krenz Separation Agreement through the Krenz Separation Date (except in the event of an earlier termination for cause). Mr. Krenz will also be entitled to a cash payment (prorated through the Krenz Separation Date) based on the annual bonus (or non-equity incentive plan compensation) paid to the Company’s executive officers under the Company’s annual cash incentive plan for 2014, continued vesting of his outstanding equity awards through the Krenz Separation Date, and to continued health and dental insurance for 12 months following the Krenz Separation Date. The Krenz Separation Agreement requires Mr. Krenz to execute a general release in favor of the Company as a condition to receiving any cash payments under the Company’s annual cash incentive plan for 2014 and continued health and dental insurance.

Separation Agreement with Joseph G. Parham

          In connection with his retirement from the positions of Vice President and Chief Human Resources Officer effective June 30, 2014, the Company entered into a separation agreement and general release (the “Parham Separation Agreement”) with Mr. Parham. Pursuant to the terms of the Parham Separation Agreement, Mr. Parham has agreed to remain in the employ of the Company in his current capacity and to assist with, among other things, the search for, and transition of his role to, a successor to his position, and to waive the right to any payments that would otherwise be due to him in connection with his retirement under his prior severance agreement with the Company. In exchange for such agreement, among other things, Mr. Parham will continue to be entitled to his base salary in effect on the date of the Parham Separation Agreement for a period of 12 months following the Parham Separation Date. Mr. Parham will also be entitled to a cash payment (prorated through the Parham Separation Date) based on the annual bonus (or non-equity incentive plan compensation) paid to the Company’s executive officers under the Company’s annual cash incentive plan for 2014 and to continued health and dental insurance for 12 months following the Parham Separation Date.

Equity Incentive Plan Payout Provisions

          In addition to the payments required to be made in connection with certain qualifying separations from service described above, whether or not in connection with a change in control of the Company, awards made under the Company’s 2002 Equity Incentive Plan prior to February 8, 2012 generally provided for the accelerated vesting thereof (of unvested options and unvested shares of restricted stock), and the accelerated calculation and payout of performance shares outstanding thereunder upon a change in control of the Company. On February 8, 2012, the Company amended and restated its 2002 Equity Incentive Plan to provide that awards made from and after that date, subject to the terms of any individual employment or severance agreements, will be accelerated in connection with a change in control transaction only if: (i) the acquiror does not replace or substitute an equivalent award, or (ii) the participant’s employment is involuntarily terminated within two years following the change in control. The Company’s 2012 Equity Incentive Plan also contains a similar provision for all awards granted thereunder.

Certain Defined Terms

          Cause

          Under the Monaghan and Kearney Agreements, “cause” generally means any of the following: (i) the executive’s willful misconduct, failure to follow a lawful directive of the Board, gross negligence or blatant violation of Company policy, (ii) the executive’s commission of fraud, misappropriation, dishonesty or embezzlement against the Company or an affiliate, (iii) in the case of Mr. Monaghan, his commission of a felony or a crime of moral turpitude, and in the case of Mr. Kearney, his conviction of, or entry of a plea of nolo contendere to, a felony or misdemeanor (other than traffic violations and similar offenses), or (iv) the executive’s commission of a material breach of the applicable employment agreement.

          Under Mr. Villasana’s Severance Agreement, “cause” generally means any of the following: (i) the executive’s gross negligence or serious misconduct (including criminal, fraudulent and dishonest conduct) that is or may be injurious to the Company, (ii) the executive’s conviction of, or entry of a plea of nolo contendere to, a felony or other crime that involves moral turpitude, (iii) the executive’s breach of the confidentiality, non-compete and non-solicit obligations contained in the Severance Agreement, (iv) the executive’s willful and continued failure to perform his duties on behalf of the Company, or (v) the executive’s material breach of certain Company policies.

          Good Reason

          Under the Monaghan and Kearney Agreements, “good reason” generally means the occurrence of any of the following without the executive’s consent, but only after notice of, and an opportunity to cure, such event: (i) the nature or scope of the executive’s duties or responsibilities are materially diminished, (ii) the Company changes the location of the executive’s employment to a place more than 50 miles from its present location, (iii) the Company’s material breach of the applicable employment agreement, or (iv) a change in the executive’s salary below the base amount specified in the applicable employment agreement.

          Under the Villasana Severance Agreement, “good reason” generally means the occurrence of any of the following, but only after notice of, and the opportunity to cure, such event: (i) the Company changes the location of the executive’s employment to a place more than 50 miles from its present location, (ii) a material diminution in the executive’s base compensation, or (iii) a material diminution in the executive’s authority, duties or responsibilities. In addition, if the executive terminates his employment with the Company for any of the foregoing reasons within two years following a change in control, the executive will be entitled to receive the Severance Payment.

          Change in Control

A “change in control” generally means the occurrence of any of the following events:

•

any person becomes the beneficial owner of 35% or more of the Company’s securities entitled to vote in the election of directors, provided, in the case of the Company’s 2002 Equity Incentive Plan, the Monaghan Agreement and the Villasana Severance Agreement, that such an acquisition will not be considered a change in control if it is made by (x) the Company or any subsidiary, (y) an employee benefit plan sponsored or maintained by the Company or any subsidiary, or (z) a person that reports such acquisition on Schedule 13G under the Exchange Act, so long as such person does not later become required to report on Schedule 13D while beneficially owning 35% or more of the Company’s securities entitled to vote in the election of directors;

•

in the case of the Company’s 2002 Equity Incentive Plan, the Monaghan Agreement and the Villasana Severance Agreement, the Company’s completion of a merger, consolidation or other business combination transaction in which the Company’s securities outstanding immediately prior to such transaction represent less than 50% of the combined voting power of the Company or other surviving entity after such transaction, except where the transaction agreement provides that members of the Company’s Board serving at the time of the first public announcement of the transaction will constitute at least a majority of the directors of the resulting entity;

•

individuals who, as of the date specified in the applicable agreement or plan, constitute the Board cease to constitute at least a majority, in the case of the Company’s 2002 Equity Incentive Plan, the Monaghan Agreement and the Villasana Severance Agreement, or at least 2/3, in the case of the Kearney Agreement, of the Board, provided that any individual whose election or nomination for election by the Company’s stockholders was approved by at least 2/3 of the directors then comprising the incumbent Board will be considered to be incumbent members of the Board, but excluding any individual who first assumes office as a director of the Company as a result of an actual or threatened election contest; or

•	approval by the Company’s stockholders of the liquidation or dissolution of the Company.

Potential Payments Upon Separation from Service or Change in Control

          The following tables detail the amounts that would have been payable to each of our named executive officers had (i) each such officer separated from service with the Company as of December 31, 2013 (with or without the occurrence of a change in control) or (ii) a change in control of the Company occurred on December 31, 2013 without a separation from service, in each case after taking into account the following assumptions as applicable:

•	the separation agreement entered into with Mr. Parham on February 5, 2014 and described in more detail above was effective as of December 31, 2013;

•	no payment value was ascribed to any presently vested and exercisable equity incentive awards, as such awards would not be impacted by a separation from service or change in control;

•

all equity incentive awards that would accelerate in connection with a separation from service or change in control were accelerated and cash valued as of December 31, 2013 (based on $53.74, the closing price of our common stock on the NYSE on such date) by multiplying the number of such shares by the closing price per share of our common stock on the NYSE on December 31, 2013;

•

each of the named executive officers continued to be entitled to participate in the Company’s health and dental insurance plans (no such officer obtained other employment which provided at least equal benefits), and the cost thereof was cash valued at the cost to the Company;

•	all parties complied with any required release and notice provisions in the applicable agreement;

•	all amounts due to the named executive officers were paid immediately; and

•

each of the named executive officers continued to comply with any restrictive or other covenant applicable to him that may have otherwise resulted in the repayment or withholding of severance amounts due.

          Qualifying Termination Assuming No Change in Control

Named Executive Officer	Base Salary Continuation (1)	Bonus (1)	Benefits Continuation	Performance Share/ Restricted Stock Acceleration	Total
Craig T. Monaghan	$950,000	$2,536,500	$7,728	$4,171,138	$7,665,366
Michael S. Kearney	$705,000	$1,411,763	$5,292	$2,498,265	$4,620,320
Scott J. Krenz	$110,000	$101,035	$8,745	$801,102	$1,020,882
Joseph G. Parham, Jr.	$510,000	$113,560	$3,258	$663,044	$1,289,862
George A. Villasana	$350,000	$233,800	$2,172	$—	$585,972

(1)

Based upon the actual or target amounts of salary and non-equity incentive plan compensation paid in 2013, which are described above in the Compensation Discussion and Analysis section of this proxy statement.

          Qualifying Termination Assuming Change in Control

Named Executive Officer	Base Salary Continuation (1)	Bonus (1)	Benefits Continuation	Performance Share/ Restricted Stock Acceleration (2)	Total
Craig T. Monaghan	$1,900,000	$2,850,000	$15,456	$8,375,917	$13,141,373
Michael S. Kearney	$1,410,000	$1,586,250	$10,584	$4,464,343	$7,471,177
Scott J. Krenz	$110,000	$101,035	$8,745	$1,199,853	$1,419,633
Joseph G. Parham, Jr.	$510,000	$113,560	$3,258	$663,044	$1,289,862
George A. Villasana	$350,000	$233,800	$2,172	$944,534	$1,530,506

(1)

Based upon the actual or target amounts of salary and non-equity incentive plan compensation paid in 2013, which are described above in the Compensation Discussion and Analysis section of this proxy statement.

(2)

Includes the value of awards made under the Company’s 2002 Equity Incentive Plan prior to February 8, 2012 that provide for accelerated vesting or accelerated calculation and payout thereof, as applicable, as described above under “Equity Incentive Plan Payout Provisions.”

          Change in Control Without a Qualifying Termination

Named Executive Officer	Base Salary Continuation	Bonus	Benefits Continuation	Performance Share/ Restricted Stock Acceleration (1)	Total
Craig T. Monaghan	$—	$—	$—	$1,807,491	$1,807,491
Michael S. Kearney	$—	$—	$—	$845,545	$845,545
Scott J. Krenz	$—	$—	$—	$398,751	$398,751
Joseph G. Parham, Jr.	$—	$—	$—	$311,692	$311,692
George A. Villasana	$—	$—	$—	$—	$—

(1)

Reflects the value of awards made under the Company’s 2002 Equity Incentive Plan prior to February 8, 2012 that provide for accelerated vesting or accelerated calculation and payout thereof, as applicable, as described above under “Equity Incentive Plan Payout Provisions.”

          Separation from Service Upon Death or Disability

Named Executive Officer	Base Salary Continuation	Bonus	Benefits Continuation	Restricted Stock Acceleration (1)	Total
Craig T. Monaghan	$—	$—	$—	$3,803,234	$3,803,234
Michael S. Kearney	$—	$—	$—	$1,899,924	$1,899,924
Scott J. Krenz	$—	$—	$—	$1,057,816	$1,057,816
Joseph G. Parham, Jr.	$—	$—	$—	$515,582	$515,582
George A. Villasana	$—	$—	$—	$622,094	$622,094

(1)	Reflects the value of awards of restricted stock made under the Company’s equity incentive plans that provide for the accelerated vesting thereof solely upon an executive’s death or disability.

RELATED PERSON TRANSACTIONS

          We have adopted a written policy relating to related person transactions, which sets out the criteria for review of transactions between the Company and our affiliates and members of their immediate families. This policy covers our directors and officers, and each stockholder that holds directly or indirectly, more than 5% of our common stock. In addition, we have adopted a written Delegation of Authority Policy, which establishes an executive approval process for many of the Company’s transactions in which certain related person transactions would be included. In reviewing and approving related person transactions under these policies and procedures, senior management and the Board considers, among other things:

•	the nature of the related person’s interest in the transaction;

•	whether the related person has a direct or indirect material interest;

•	the material terms of the transaction, including the amount and type of transaction;

•	the significance of the transaction to the Company and to the related person;

•	whether the terms of the transaction are arms-length; and

•	whether the transaction would violate the “Conflicts of Interest” provisions of our Code of Business Conduct and Ethics for Directors, Officers and Employees.

          Vehicle Purchase and Lease

          From time to time, including in 2013, certain of our directors and named executive officers, or their respective family members, purchase or lease vehicles at the Company’s dealerships, which are valued over $120,000.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER
EQUITY COMPENSATION PLANS

          The securities outstanding under our equity compensation plans, the weighted average exercise price of outstanding options, and the number of securities remaining available for issuance under our equity compensation plans, as of December 31, 2013, were as follows:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrant and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	704,004	(1)	$27.68	1,321,010

(1)

Represents 8,167 stock options, 329,713 performance shares and 366,124 shares of restricted stock. The number of performance shares reported in this table assumes that we attain the target performance goals associated with each respective grant of performance shares.

          All of the 8,167 shares which may be issued upon exercise of outstanding options are issuable under the Company’s 2002 Stock Option Plan. None of such shares are issuable under our 2012 Equity Incentive Plan. We are prohibited from making grants of additional securities under the 2002 Equity Incentive Plan.

PROPOSAL NO. 2

PROPOSAL TO ADOPT AN AMENDMENT TO THE BYLAWS OF ASBURY AUTOMOTIVE GROUP, INC. TO PROVIDE THAT DELAWARE WILL SERVE AS THE EXCLUSIVE FORUM FOR CERTAIN LEGAL ACTIONS

We are asking stockholders to approve an amendment (the “Amendment”) to the Company’s Bylaws (the “Bylaws) that, if adopted, would result in the courts of Delaware serving as the exclusive forum for certain legal actions involving the Company. Specifically, if this proposal is approved by stockholders, the Bylaws will be amended to add a new Section 7.03 thereto, with the text of such Section as follows:

Section 7.03 Forum for Adjudication of Disputes.

(a) Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine, shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

(b) If any action the subject matter of which is within the scope of paragraph (a) above is filed in a court other than a court located within the state of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the state of Delaware in connection with any action brought in any such court to enforce paragraph (a) above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

The Bylaws, as proposed to be amended and marked to show the proposed changes, are attached as Appendix A to this proxy statement. If approved by stockholders, the Amendment will be immediately effective.

The Company, which is incorporated in Delaware, is one of the largest automotive retailers in the United States, operating 100 franchises (80 dealership locations) in 18 metropolitan markets within 10 states as of December 31, 2013. From time to time the Company has been, and expects that it may continue to be, the subject of various lawsuits arising out of its business and operations. The Board believes that there are a number of benefits from requiring that certain disputes involving the Company or its directors or officers, such as: (i) certain derivative actions; (ii) certain claims of a breach of fiduciary duty owed by a director, officer or other employee to the Company or its stockholders; or (iii) actions asserting a claim arising under the Delaware General Corporation Law or the internal affairs doctrine, be litigated in the Delaware courts. The Company believes that the Company’s ability to require claims to be brought in a single forum will help ensure consistent consideration of issues, and increase efficiency and cost effectiveness, all of which are in the best interests of the Company and its stockholders. Further, the Board believes that Delaware courts are best suited to address disputes involving such matters given that the Company is incorporated in Delaware.

Specifically, Delaware offers a specialized court system uniquely equipped to deal with corporate law questions, with streamlined procedures and processes which help provide consistent, relatively quick decisions. This accelerated schedule can limit the time, cost and uncertainty of litigation for all parties. These courts have also developed considerable expertise in dealing with corporate law issues, as well as a substantial and influential body of case law construing Delaware's corporate law and long-standing precedent regarding corporate governance, all of which were among the considerations when the Company first incorporated in Delaware.

Exclusive jurisdiction provisions such as is contemplated by the Amendment are becoming increasingly common. Without a bylaw or similar provision such as that contemplated by the Amendment, the Company remains exposed to the possibility of plaintiffs using the Company’s diverse operational base to bring claims against the Company in multiple jurisdictions or choosing a forum state for litigation that may not apply Delaware law to the Company’s internal affairs in the same manner as the Delaware courts would be expected to do so. The Company believes that adoption of the Amendment would reduce the risk that the Company could become subject to duplicative litigation in multiple forums, as well as the risk that the outcome of cases in multiple forums could be inconsistent, even though each forum purports to follow Delaware law. Any of these could expose the Company to increased expenses or losses.

Although the Board believes the Amendment is in the best interests of the Company and its stockholders, we are aware that certain stockholders may take the view that there are disadvantages to the Amendment. For example, some third party plaintiffs, including stockholder plaintiffs, may prefer to litigate certain matters, including certain matters related to a merger or acquisition involving the Company, in a forum outside of Delaware because another forum may be more convenient. By potentially limiting the ability of such plaintiffs to file such lawsuits or other actions in the forum of their choosing, an exclusive jurisdiction provision such as is contemplated by the Amendment could create additional cost or expense to, or deter one or more stockholder plaintiffs from filing, lawsuits or other similar actions that such stockholders may consider to be in their best interest .

The Board believes the Amendment has no impact on whether such actions may be filed or the kind of remedy a stockholder may obtain and does not deprive stockholders of legitimate claims; rather it attempts to prevent the Company from being forced to waste corporate assets defending against duplicative suits . In addition, as discussed above, we believe the Delaware Chancery Court offers a specialized system that can limit the time, cost and uncertainty of litigation for all parties, including stockholder plaintiffs . At the same time, the Board believes that the Company should retain the ability to consent to an alternative forum on a case-by-case basis where the Company determines that its interest and those of its stockholders are best served by permitting such a dispute proceed in a forum other than Delaware.

The Board is aware that certain proxy advisors, and even some institutional investors, will not support an exclusive forum clause until the company proposing it can show it already has suffered material harm as a result of multiple stockholder suits filed in different jurisdictions regarding the same matter. The Board believes that it is more prudent to take preventive measures before the Company and the interests of almost all of its stockholders are harmed by the increasing practice of the plaintiffs’ bar to file selectively their claims in favorable jurisdictions, rather than wait to incur the litigation and related costs of attempting to have the cases consolidated or risk that foreign jurisdictions may misapply Delaware law to the detriment of the Company and its stockholders.

The Company is also aware, notwithstanding the adoption of an exclusive jurisdiction provision, that the enforceability of similar choice of forum provisions in other companies’ governing document has been challenged in various legal proceedings, and it is possible that, in connection with any such proceedings, including any legal proceedings that may be brought to challenge the Amendment if it is approved, judicial decisions or other rulings or changes in law could declare or otherwise render exclusive forum clauses like the one contained in the Amendment to be inapplicable or unenforceable.

After considering the foregoing, the Board believes the Amendment is in the best interests of the Company and its stockholders.

The Board unanimously recommends you vote “FOR” the approval of an amendment to the Bylaws to provide that Delaware will serve as the exclusive forum for certain legal actions.

PROPOSAL NO. 3

PROPOSAL TO APPROVE THE AMENDED AND RESTATED ASBURY AUTOMOTIVE GROUP, INC.
KEY EXECUTIVE INCENTIVE COMPENSATION PLAN

          At our 2009 annual meeting of stockholders on April 29, 2009, our stockholders approved our Amended and Restated Key Executive Incentive Compensation Plan (also referred to in this proxy statement as the “Incentive Compensation Plan”). Pursuant to the Incentive Compensation Plan, the Compensation Committee (the “Committee”) is authorized to make incentive compensation awards, subject to a maximum annual award limitation, to executive officers of the Company based on the performance of the Company, its subsidiaries, affiliates, divisions or operating units, or any combination of the foregoing. Certain of these awards are intended to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and be tax deductible to the Company. Generally, Section 162(m) of the Code prevents a company from obtaining a federal income tax deduction for compensation paid to its chief executive officer and its other three most highly compensated executive officers (other than its chief financial officer) (collectively referred to as “covered employees”) in excess of $1 million for any year. However, “performance-based compensation” that is payable solely on account of the attainment of one or more performance goals is not subject to the deduction limitation if: (i) the performance goals are objective, pre-established and determined by a committee comprised solely of two or more outside directors; (ii) the material terms of the performance goals under which the compensation is to be paid are disclosed to the stockholders and approved by a majority vote at least every five years; and (iii) the committee comprised solely of two or more outside directors certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid. As a result, we are again submitting the Incentive Compensation Plan to stockholders for approval in order to preserve our ability to grant awards in accordance with Section 162(m) of the Code that are tax deductible to the Company.

          While we believe it is in the best interests of the Company and our stockholders to have the ability to grant “performance-based compensation” under Section 162(m) of the Code, in certain circumstances, we may decide to grant compensation to our covered employees that will not qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as “performance-based compensation” under Section 162(m) of the Code, we cannot guarantee that such compensation ultimately will be tax deductible by the Company.

          The following summary of the material terms of the Incentive Compensation Plan is qualified in its entirety by reference to the complete text of the Incentive Compensation Plan, which is set forth as Appendix B to this proxy statement, and incorporated herein by reference.

Description of the Incentive Compensation Plan

          Purpose. The purpose of the Incentive Compensation Plan is to attract, retain and motivate highly qualified individuals who are key executives of the Company and its subsidiaries and affiliates, to obtain the best possible performance from each Incentive Compensation Plan participant, to further underscore the importance of achieving particular business objectives established for us, and to include in the participants’ compensation package a bonus component that is tied directly to the achievement of those objectives. Such bonus component is intended to qualify as performance-based compensation under Section 162(m) of the Code in order to permit the Company’s tax deduction for compensation paid under the Plan to the “covered employees.”

          Committee’s Authority. The Committee has sole responsibility for selecting eligible participants, establishing performance goals, setting performance periods, setting target/maximum award amounts, certifying whether performance goals have been attained and determining actual award amounts. However, the Board must ratify all awards to the Chief Executive Officer that are approved by the Committee. Subject to the terms of the Incentive Compensation Plan, the Committee has the authority to determine the terms of any award made under the Incentive Compensation Plan. Within the first 90 days of a performance period under the Incentive Compensation Plan (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee will establish in writing (1) the length of the performance period, (2) the participants eligible to participate in the applicable performance period, (3) the target/maximum award payable to each participant and (4) the performance goal(s) for awards granted under the Incentive Compensation Plan for that performance period. The Committee consists solely of two or more “outside directors” within the meaning of Section 162(m) of the Code.

          Maximum Award. Awards payable to any individual participant under the Incentive Compensation Plan in any fiscal year may not exceed $5,000,000.

          Eligible Participants. Any individual who is on the active payroll of the Company or its subsidiaries or affiliates during the applicable performance period and who is determined by the Committee to be an executive officer of the Company or its subsidiaries or affiliates is eligible to participate in the Incentive Compensation Plan. As of January 1, 2014, 6 persons were eligible to be designated to participate in the Incentive Compensation Plan. Within the first 90 days of the applicable performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee will select those eligible individuals who will participate in the Incentive Compensation Plan for the applicable performance period. The Committee may thereafter remove any individual from participation in the Incentive Compensation Plan at any time prior to the payment of awards for the applicable performance period thereunder.

          To be eligible to receive an award under the Incentive Compensation Plan, the participant must generally be employed on the date the Company makes payments with respect to awards for the applicable performance period. The Committee may in its discretion, however, make payment of an award to any participant who has retired or whose employment has terminated after the beginning of the performance period, or to the designee or estate of a participant who died prior to the date on which the Company makes payments with respect to awards for the applicable performance period, but not unless and until the Committee has certified attainment of the relevant performance goals for the applicable performance period.

          Performance Period. A performance period under the Incentive Compensation Plan will be a full fiscal year of the Company or other period of time (which may be longer or shorter than a full fiscal year of the Company, to the extent consistent with Section 162(m) of the Code) determined by the Committee.

          Performance Goals. The performance goal(s) that may be selected by the Committee may be based upon one or more of the following criteria: (1) net income before or after taxes, (2) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization), (3) operating income, (4) earnings per share, (5) return on stockholders’ equity, (6) return on investment, (7) return on assets, (8) level or amount of acquisitions, (9) share price, (10) profitability/profit margins, (11) market share, (12) revenues or sales (based on units and/or dollars), (13) costs, (14) cash flow, (15) working capital, (16) objective measures of customer satisfaction, (17) objective measures of objective measures of employee satisfaction, (18) expense levels and expense ratios, (19) gross margin and gross margin ratios, (20) employee turnover, (21) implementation of systems, (22) completion of projects, (23) level or amount of divestitures, (24) goals related to capitalization or restructuring of the balance sheet, and (25) goals related to management or expense restructuring. The foregoing criteria may, as determined by the Committee, relate to the Company, one or more of its subsidiaries, affiliates, divisions or operational units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer companies or indices or any combination thereof. To the extent required under Section 162(m) of the Code, within the first 90 days of the performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee will define, in writing and in an objective fashion, the manner of calculating the performance criteria it selects to use for the applicable performance period in order to determine whether the applicable performance goal(s) have been attained.

          The Committee is authorized at any time during the first 90 days of a performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), or any time thereafter (but only to the extent the exercise of such authority after such time would not cause the awards to fail to qualify as “qualified performance based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of performance goal(s) for the applicable performance period to the extent permitted under Section 162(m) of the Code (1) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company, or any of its subsidiaries, affiliates, divisions or operating units (to the extent applicable to such performance goal(s)) or (2) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company or any of its subsidiaries, affiliates, divisions or operating units (to the extent applicable to such performance goal(s)), or the financial statements of the Company or any of its subsidiaries, affiliates, divisions or operating units (to the extent applicable to such performance goal(s)), or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions.

          Payment of Awards. Following the completion of the applicable performance period, the Committee will meet to review and certify in writing whether, and to what extent, the performance goal(s) for the performance period have been achieved. If the applicable performance goal(s) have been achieved, the Committee will then determine the actual size of each participant’s award for the performance period. In determining the actual size of an individual award for a performance period, the Committee may, in its sole judgment, reduce or eliminate the maximum award payable to the participant for the performance period.

          Awards will be paid in cash to participants as soon as administratively possible following completion of the Committee’s certification of the attainment of the performance goals, unless the Committee determines that any award or any portion thereof will be deferred. In no event may a participant receive any payment (1) in respect of an award unless and until, and only to the extent that, the performance goal(s) for the applicable performance period are achieved and certified by the Committee and (2) of any award in excess of the annual limitation set forth under the plan.

          Administration. The Incentive Compensation Plan is administered by the Committee. The Committee has full power to construe and interpret the Incentive Compensation Plan, establish and amend rules and regulations for its administration, correct any defect, supply any omission and reconcile any inconsistency in the Incentive Compensation Plan and any award granted thereunder, and perform all other acts relating to the Incentive Compensation Plan, including the delegation of administrative responsibilities, that it believes reasonable and proper and in conformity with the purposes of the Incentive Compensation Plan and the requirements of Section 162(m) of the Code. Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and/or administration of the Incentive Compensation Plan is final, conclusive and binding on all persons affected thereby. In no event may the Committee use its discretionary authority to (1) provide payment in respect of any award if the performance goal(s) for the applicable performance period have not been attained and certified by the Committee, (2) increase an award for any participant following the first 90 days of the performance period (or, if shorter, the maximum period allowed under Section 162(m) of the Code) or (3) increase an award above the maximum amount payable under the Incentive Compensation Plan.

          No member of the Board, the Committee or any employee of the Company or any of its subsidiaries or affiliates will be liable for any action taken or omitted or any determination made in good faith with respect to the Incentive Compensation Plan or any award granted under the Incentive Compensation Plan, and those persons will be indemnified in connection with such actions taken or omitted and such determination in accordance with the terms of the Incentive Compensation Plan.

          Amendment/Termination. The Incentive Compensation Plan will continue in effect until terminated by the Board. The Committee may amend the Incentive Compensation Plan from time to time, repeal it entirely or direct the discontinuance of awards under the Incentive Compensation Plan either temporarily or permanently. Any Incentive Compensation Plan amendment that changes (1) the persons eligible to receive awards under the Incentive Compensation Plan, (2) the criteria that may be used to set performance goals or (3) the maximum award payable to a plan participant, will not be effective prior to stockholder approval thereof.

          Non-Transferability. No right or interest of any participant in the Incentive Compensation Plan shall be assignable or transferable, or subject to any claims of any creditor or subject to any lien.

          Plan Benefits. The table below sets forth the 2014 target awards (expressed as a percentage of base salary to be paid in 2014) for eligible participants in the Incentive Compensation Plan with respect to the 2014 performance period. The amounts actually payable under the Incentive Compensation Plan for 2014, if any, will vary based on the extent of achievement of certain performance goals and are therefore not determinable.

NEW PLAN BENEFITS
Asbury Automotive Group, Inc. Amended and Restated
Key Executive Incentive Compensation Plan

Name and Position	2014 Target Award[1]

Craig T. Monaghan, President and CEO	100%
Michael S. Kearney, Executive Vice President and COO	75%
Keith R. Style, Senior Vice President and Chief Financial Officer[2]	55%
Scott J. Krenz, Senior Vice President[3]	55%
Joseph G. Parham, Jr., Vice President, Chief Human Resources Officer[4]	40%
George A. Villasana, Vice President, General Counsel and Secretary	40%
Executive Group[5]	61%[6]
Non-Executive Director Group[7]	N/A [7]
Non-Executive Officer Employee Group[8]	N/A [8]

[1] Expressed as a percentage of 2014 base salary.

[2] Mr. Style was appointed to these positions effective January 1, 2014.

[3] Mr. Krenz retired from his position as Chief Financial Officer effective December 31, 2013, and is retiring from all positions with the Company effective March 31, 2014. Any payout to him under the Incentive Compensation Plan for 2014 will be made pro rata for the portion of 2014 that he remains in our employ.

[4] Mr. Parham is retiring from all positions within the Company effective June 30, 2014. Any payout to him under the Key Executive Incentive Compensation Plan for 2014 will be made pro rata for the portion of 2014 that he remains in our employ.

[5] This group consists of all of the Company’s current executive officers.

[6] Determined as an average of the target award for all eligible participants.

[7] This group consists of all of the Company’s current non-employee directors.

[8] This group consists of all of the Company’s current employees, including officers, who are not executive officers.

The maximum award opportunities under the Incentive Compensation Plan with respect to the 2014 performance period, expressed as a percentage of base salary payable in 2014, are 200% for Mr. Monaghan; 150% for Mr. Kearney; 110% for Mr. Style; 110% for Mr. Krenz (payable pro rata for the portion of 2014 that he remains in our employ); 80% for Mr. Parham (payable pro rata for the portion of 2014 that he remains in our employ); and 80% for Mr. Villasana. Effective April 1, 2014, the annual base salaries for these individuals will be $950,000 for Mr. Monaghan; $705,000 for Mr. Kearney; $400,000 for Mr. Style; $440,000 for Mr. Krenz (payable on a pro rata basis for the portion of 2014 that he remains in our employ); $340,000 for Mr. Parham (payable pro rata for the portion of 2014 that he remains in our employ); and $375,000 for Mr. Villasana. As explained above, neither directors nor non-executive employees of the Company are eligible to participate in the Incentive Compensation Plan.

Because the structure of awards of the Incentive Compensation Plan for subsequent years will be determined at the discretion of the Committee, the benefits payable for subsequent years, if any, are not determinable.

The Board unanimously recommends you vote FOR the approval of the
Incentive Compensation Plan.

PROPOSAL NO. 4
ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

          Pursuant to Section 14A of the Exchange Act, our stockholders have the right to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers. The advisory stockholder vote is commonly referred to as the “say-on-pay” vote. At the 2013 annual meeting of stockholders, approximately 99.6% of the shares voted on this proposal were voted in support of the Company’s compensation program. We hold this vote annually, so our Board is again submitting a non-binding stockholder vote on our executive compensation.

          As described in the “Compensation Discussion and Analysis” section of this proxy statement, our compensation program is designed to reward our executive officers for their individual and collective performance and for our collective performance in our earnings per share, total stockholder return, achieving target goals relating to our EBIDTA and other annual and long-term business objectives. Please read the “Compensation Discussion and Analysis” section of this proxy statement for additional details about our executive compensation philosophy and programs, including information about the fiscal year 2013 compensation of our named executive officers as set out in the tables and accompanying narrative.

          This proposal gives you as a stockholder the opportunity to express your views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking stockholders to approve the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the ‘Compensation Discussion and Analysis,’ compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”

          Because your vote is advisory, it will not be binding on our Board and may not be construed as overruling any decision by the Board, nor will it create or imply any additional fiduciary duty of the Board. However, the Board will review the voting results and may, in its sole discretion, take into account the outcome of the vote when considering future executive compensation arrangements.

          Our Board and our Compensation Committee believe that our commitment to responsible compensation practices justifies a vote by stockholders for the resolution approving the compensation of our named executive officers as disclosed in this proxy statement.

The Board unanimously recommends you vote FOR the advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

AUDIT COMMITTEE REPORT

          The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2013 with the Company’s management and Ernst & Young LLP, the Company’s independent registered public accounting firm for the year ended December 31, 2013. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by the Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board, as amended, from time to time.

          The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP their independence from the Company and its management.

          Based on the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

Submitted by the Members of the Audit Committee:
Eugene S. Katz (Chair)
Thomas C. DeLoach, Jr.
Juanita T. James
Janet M. Clarke

PROPOSAL NO. 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014. If the stockholders fail to ratify this appointment, the Audit Committee may, but is not required to, reconsider whether to retain that firm. Representatives from Ernst & Young LLP are expected to be present at the Annual Meeting and, if present, will have the opportunity to make a statement if they desire to and to answer appropriate questions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

          The following table summarizes the aggregate fees billed to us by Ernst & Young LLP for fiscal years 2013 and 2012:

	2013	2012
Audit Fees	$1,743,000	$1,196,009

Expenses	$35,000	$33,000
Total	$1,778,000	$1,229,000

          Audit fees are composed of fees for professional services rendered by Ernst & Young LLP for the fiscal years ended December 31, 2013 and 2012, for the audits of our annual financial statements, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal years ended 2013 and 2012, respectively. Audit fees for 2013 included $500,000 of fees related to various transactions, including the add-on issuance of $100.0 million aggregate principal amount of our 8.375% Notes in June 2013, our $75.0 million real estate credit agreement with Bank of America and other transactions completed during 2013.

          The audit fees also included fees associated with the audit of the effectiveness of our internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act. Included in the 2013 audit fees and expenses is $413,000 that had not been billed to us as of December 31, 2013. Included in the 2012 audit fees and expenses is $84,000 that had not been billed to us as of December 31, 2012.

Audit Committee’s Pre-Approval Policies and Procedures

          The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, our independent registered public accounting firm. Each year, the Audit Committee approves the proposed services, including the nature, type and scope of services to be performed by our independent registered public accounting firm during the fiscal year and the related fees. Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee. The Audit Committee has delegated to the Audit Committee chair the ability to approve non-audit work of our independent registered public accounting firm.

          Pursuant to the requirements of the Sarbanes-Oxley Act, the fees and services provided as noted in the table above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

The Board unanimously recommends you vote FOR the ratification of the selection of
Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

          This proxy statement relates to the Company’s Annual Meeting of Stockholders for the calendar year 2014, which will take place on April 16, 2015. The Company currently expects that its 2015 annual meeting of stockholders will be held in April 2014. In order to be eligible for inclusion in the Company’s proxy materials for the 2015 annual meeting, any stockholder proposal must be submitted in writing to the Company’s Corporate Secretary and received at the Company’s executive offices at 2905 Premiere Parkway NW, Suite 300, Duluth, GA 30097 by the close of business on November 24 , 2014, or such later date as the Company may determine and announce in connection with the actual scheduling of the 2015 annual meeting. To be considered for presentation at the 2015 annual meeting, although not included in the Company’s proxy statement, any stockholder proposal must be received at the Company’s executive offices at the foregoing address not earlier than  December 17 , 2014, but on or before the close of business on  January 16, 2015 , or such later date as the Company may determine and announce in connection with the actual scheduling of the 2015 annual meeting. The procedure for nominating directors is described above under “Governance of the Company—Nomination of Directors.”

          All stockholder proposals for inclusion in the Company’s proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any stockholder proposal (regardless of whether it is included in the Company’s proxy materials), the Company’s Restated Certificate of Incorporation, the Company’s Bylaws and Delaware law.

OTHER MATTERS

          Management is not aware of any other matters to be brought before the Annual Meeting, but if other matters come before the meeting, the proxy holders intend to take such action as in their judgment is in the best interest of the Company and its stockholders.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

          Under the rules of the SEC, the Company is permitted to use a method of delivery, often referred to as “householding.” Householding permits the Company to mail a single set of proxy materials to any household in which two or more different stockholders reside and are members of the same household or in which one stockholder has multiple accounts. The Company did not household materials for the Annual Meeting. If the Company households materials for future meetings, then only one copy of the Company’s annual report and proxy statement will be sent to multiple stockholders of the Company who share the same address and last name, unless the Company has received contrary instructions from one or more of those stockholders. In addition, the Company has been notified that certain intermediaries (i.e., banks, brokers or other nominees) will household proxy materials for the Annual Meeting. For voting purposes, a separate proxy card will be included for each account at the shared address. The Company will deliver promptly, upon oral or written request, a separate copy of the annual report and proxy statement to any stockholder at the same address. If you wish to receive a separate copy of the annual report and proxy statement, you may contact the Company’s Investor Relations Department (a) by mail at 2905 Premiere Parkway NW, Suite 300, Duluth, GA 30097, (b) by telephone at 770-418-8212, or (c) by e-mail at ir@asburyauto.com. You may also contact your bank, broker or other nominee to make a similar request. Stockholders sharing an address who now receive multiple copies of the Company’s annual report and proxy statement may request delivery of a single copy by contacting the Company as indicated above, or by contacting their bank, broker or other nominee, provided the broker, bank or other nominee has elected to household proxy materials.

ADDITIONAL INFORMATION

          The Company files annual, quarterly and current reports, proxy materials and other information with the SEC. You may read and copy any document that the Company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also inspect the Company’s filings at the regional offices of the SEC or over the Internet at the SEC’s web site at www.sec.gov. Additional information can also be found on the Company’s web site at www.asburyauto.com. Information contained on any web site referenced in this proxy statement is not incorporated by reference in this proxy statement.

          If you would like to receive a copy of any exhibits listed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, please call or submit a request in writing to Investor Relations, Asbury Automotive Group, Inc., 2905 Premiere Parkway NW, Suite 300, Duluth, GA 30097, and the exhibits will be provided to you upon the payment of a nominal fee (which fee will be limited to the expenses the Company incurs in providing you with the requested exhibits).

APPENDIX A

BY-LAWS

OF

ASBURY AUTOMOTIVE GROUP, INC.

ARTICLE I

Offices

Section 1.01               Delaware Office. The principal office of Asbury Automotive Group, Inc. (the “Corporation”) in the State of Delaware shall be in the City of Wilmington, County of New Castle, and the resident agent in charge thereof shall be The Corporation Trust Company.

Section 1.02               Other Offices. The Corporation may have offices at such other place or places as from time to time the board of directors of the Corporation (the “Board of Directors”, and each member thereof, a “Director”) may determine or the business of the Corporation may require.

Section 1.03               Books and Records. The books and records of the Corporation may be kept outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

ARTICLE II

Meetings of Stockholders

Section 2.01               Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date and at such time as may be fixed by resolution of the Board of Directors.

Section 2.02               Special Meeting. Except as otherwise required by law and subject to the rights of the holders of any class or series of stock having a preference over the common stock, par value $0.01 per share, of the Corporation (the “Common Stock”) as to dividends or upon liquidation, dissolution or winding up, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by (a) the Board of Directors pursuant to a resolution stating the purpose or purposes thereof approved by a majority of the total number of Directors which the Corporation would have if there were no vacancies or unfilled newly-created directorships (the “Whole Board”), or (b) by the Chairman of the Board of Directors (the “Chairman of the Board”), either upon his own initiative or the written request of the holders of at least 50% of the voting power of all Voting Stock then outstanding. No business other than that stated in the notice shall be transacted at any special meeting.

A-1

Section 2.03               Place of Meeting. The Board of Directors or the Chairman of the Board, as the case may be, may designate the place, if any, of meeting for any annual meeting or for any special meeting of the stockholders. If no designation is so made, the place of meeting shall be the principal office of the Corporation.

Section 2.04               Notice of Meeting. Notice, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered by the Corporation not less than 10 calendar days nor more than 60 calendar days before the date of the meeting, either personally, by mail or by other lawful means, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at such person’s address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Meetings may be held without notice if all stockholders entitled to notice are present (except when stockholders entitled to notice attend the meeting for the express purpose of objecting, at the beginning of the meeting, because the meeting is not lawfully called or convened), or if notice is waived by those not present in accordance with Section 6.04. Any previously scheduled meeting of the stockholders may be postponed, and any special meeting of the stockholders may be canceled, by resolution of the Board of Directors, upon public notice given prior to the date previously scheduled for such meeting of stockholders.

Section 2.05               Quorum and Adjournment; Voting. Except as otherwise provided by law or by the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the holders of a majority of the voting power of all outstanding shares of the Corporation entitled to vote generally in the election of Directors (the “Voting Stock”), represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The chairman of the meeting may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.06               Proxies. At all meetings of stockholders, a stockholder may vote by proxy in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) or by such person’s duly authorized attorney in fact.

Section 2.07               Notice of Stockholder Business and Nominations.

(a)                 Annual Meetings of Stockholders.

(i)                   Proposals of business to be considered by the stockholders at an annual meeting of stockholders (other than the nomination of a person for election to the Board of Directors) may be made (A) pursuant to the Corporation’s notice of meeting pursuant to Section 2.04, (B) by or at the direction of the Chairman of the Board or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 2.07, who is a stockholder of record at the time of the annual meeting, who is entitled to vote at the annual meeting and who complies with all applicable requirements set forth in this Section 2.07.

A-2

Subject to the rights, if any, of the holders of any series of preferred stock of the Corporation (“Preferred Stock”) to elect additional directors as may be provided in an applicable Preferred Stock Designation (as defined in the Certificate of Incorporation), nominations of persons for election to the Board of Directors at an annual meeting of stockholders may be made only (A) by or at the direction of the Board of Directors or (B) by a stockholder who (x) has complied with all applicable requirements of this Section 2.07 in relation to such nomination, (y) was a stockholder of record of the Corporation at the time of giving the notice required by this Section 2.07 and is a stockholder of record of the Corporation at the time of the annual meeting, and (z) is entitled to vote at the annual meeting.

For the avoidance of doubt, the foregoing will be the exclusive means for a stockholder to submit business before an annual meeting of stockholders (other than proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”) and included in the notice of meeting given by or at the direction of the Board of Directors).

(ii)                 For the nomination of a person for election to the Board of Directors, or for other business to be properly brought before an annual meeting by a stockholder pursuant to subsection (a)(i) of this Section 2.07, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth calendar day nor earlier than the close of business on the one hundred twentieth calendar day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty calendar days before or more than sixty calendar days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth calendar day prior to such annual meeting and not later than the close of business on the later of the ninetieth calendar day prior to such annual meeting or the tenth calendar day following the calendar day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

A-3

Such stockholder’s notice shall set forth:

(A)                as to each person whom the stockholder proposes to nominate for election or reelection as a Director:

(1)                 all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.07 if such proposed nominee were a Proposing Person (as defined below);

(2)                 all information that would be required to be disclosed pursuant to Items 403 and 404 under Regulation S-K if the stockholder giving the notice or any other Proposing Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant;

(3)                 a written questionnaire with respect to the identity, background and qualification of the proposed nominee and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire will be provided by the Secretary upon written request);

(4)                 a written representation and agreement (in the form provided by the Secretary upon written request) that the proposed nominee (i) is not and will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (y) any Voting Commitment that could limit or interfere with the proposed nominee’s ability to comply, if elected as a director of the Corporation, with the proposed nominee’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (iii) if elected as a director of the Corporation, the proposed nominee would be in compliance, and will comply, with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation; and

(5)                 all other information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected);

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(B)                as to any business other than the nomination of a person for election to the Board of Directors, that a stockholder proposes to bring before the meeting, a description in reasonable detail of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend either the Certificate of Incorporation or these By-Laws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of any Proposing Person on whose behalf the proposal is made and a description in reasonable detail of all agreements, arrangements and understandings among the Proposing Persons or between any Proposing Person and any other person or entity in connection with the proposal; and

(C)                as to the stockholder giving the notice, the beneficial owner or owners, if different, on whose behalf the nomination or proposal, as the case may be, is made and any “affiliate” or “associate” (each within the meaning of Rule 12b-2 under the Exchange Act) of any of the foregoing (each, a “Proposing Person”), (i) the name and address of such Proposing Person, as they appear on the Corporation’s books, (ii) the class and number of shares of stock of the Corporation which are owned beneficially and of record by each such Proposing Person (including any shares of any class of stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership, whether such right is exercisable immediately or after the passage of time), (iii) a representation that the stockholder giving the notice is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (iv) a representation whether any Proposing Person intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee, as the case may be and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination, (v) a description of (x) any option, warrant, convertible security, stock appreciation right or similar right (including any derivative securities, as defined under Rule 16a-1 under the Exchange Act), whether or not presently exercisable, with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class of securities of the Corporation or with a value derived in whole or in part from the value of any class of securities of the Corporation, whether or not such instrument or right is subject to settlement in whole or in part in the underlying class of securities of the Corporation or otherwise, directly or indirectly held of record or owned beneficially by such Proposing Person and (y) each other direct or indirect opportunity of such Proposing Person to profit or share in any profit derived from, or to manage the risk or benefit from, any increase or decrease in the value of the Corporation’s securities, in each case

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regardless of whether (A) such interest conveys any voting rights in such security to such Proposing Person, (B) such interest is required to be, or is capable of being, settled through delivery of such security, or (C) such Proposing Person may have entered into other transactions that hedge the economic effect of any such interest (any such interest referred to in this clause (v), being a “Derivative Interest”); (vi) any proxy, contract, arrangement, understanding or relationship pursuant to which the Proposing Person has a right to vote any shares of the Corporation or which has the effect of increasing or decreasing the voting power of such Proposing Person; (vii) any rights directly or indirectly held of record or beneficially by the Proposing Person to dividends on the shares of the Corporation that are separated or separable from the underlying shares of the Corporation; (viii) any performance-related fees (other than an asset-based fee) to which the Proposing Person may be entitled as a result of any increase or decrease in the value of shares of the Corporation or Derivative Interests; and (ix) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required pursuant to Section 14(a) of the Exchange Act to be made in connection with a general solicitation of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting.

(iii)                Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 2.07 to the contrary, in the event that the number of Directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for Director or specifying the size of the increased Board of Directors at least one hundred calendar days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth calendar day following the day on which such public announcement is first made by the Corporation.

(iv)               A stockholder nominating a person for election to the Board of Directors providing notice of other business proposed to be brought before an annual meeting must further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice, is true and correct at all times up to and including the date of such meeting and any adjournment or postponement thereof. Such update and supplement shall be delivered or mailed to the Secretary at the principal executive offices of the Corporation, (A) in the case of the update and supplement required to be made as of the record date, not later than the later of five business days after the record date for the meeting and five business days after the first public disclosure of the record date for the meeting, and (B) in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof, not later than eight business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to any adjournment or postponement thereof).

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(b)                 Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been properly brought before the meeting pursuant to the Corporation’s notice of meeting under Section 2.04. Nominations of persons for election to the Board of Directors at a special meeting of stockholders at which Directors are to be elected may only be made (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Chairman of the Board or (iii) provided that the Board of Directors has determined that Directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-Law, who shall be entitled to vote at the meeting and who otherwise complies with all applicable procedures and obligations set forth in this By-Law for the nomination of a person for election to the Board of Directors (notwithstanding the fact that a nomination pursuant to this subsection is not in connection with an annual meeting). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more Directors to the Board of Directors, any stockholder entitled to vote in such election of Directors may nominate pursuant to clause (iii) of the immediately preceding sentence of this Section 2.07(b) a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(ii) of this Section 2.07 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth calendar day prior to such special meeting and not later than the close of business on the later of the ninetieth calendar day prior to such special meeting or the tenth calendar day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c)                 General.

(i)                   Only such persons who are nominated in accordance with the procedures set forth in this Section 2.07 shall be eligible to serve as Directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.07 (including whether any Proposing Person on whose behalf a nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by this Section 2.07) and, if any proposed nomination or business is not in compliance with this By-Law, to declare that such defective proposal or nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.07, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

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(ii)                 For purposes of this By-Law, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii)                Notwithstanding the foregoing provisions of this Section 2.07, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.07. Nothing in this Section 2.07 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) of the holders of any series of Preferred Stock to elect Directors under an applicable Preferred Stock Designation.

Section 2.08               Procedure for Election of Directors; Required Vote. Election of Directors at all meetings of the stockholders at which Directors are to be elected shall be by ballot, and, subject to the rights of the holders of any series of Preferred Stock to elect Directors under an applicable Preferred Stock Designation, a plurality of the votes cast thereat shall elect Directors. Except as otherwise provided by law, the Certificate of Incorporation, a Preferred Stock Designation, applicable stock exchange rules or other rules and regulations applicable to the Corporation or these By-Laws, in all matters other than the election of Directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders.

Section 2.09               Inspectors of Elections; Opening and Closing the Polls.

(a)                 The Board of Directors by resolution shall appoint, or shall authorize an officer of the Corporation to appoint, one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspector(s) to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging such person’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such person’s ability. The inspectors shall have the duties prescribed by law.

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(b)                 The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding officer, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding officer at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding officer should so determine, such person shall so declare to the meeting that any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

ARTICLE III

Board of Directors

Section 3.01               General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities by these By-Laws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws required to be exercised or done by the stockholders.

Section 3.02               Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this By-Law in conjunction with the annual meeting of stockholders. The Board of Directors may, by resolution, provide the time and place for the holding of additional regular meetings without other notice than such resolution.

Section 3.03               Special Meetings. Special meetings of the Board of Directors shall be called it the request of the Chairman of the Board, the President and Chief Executive Officer or a majority of the Board of Directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

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Section 3.04               Notice. Notice of any special meeting of Directors shall be given to each Director at such person’s business or residence in writing by hand delivery, first-class or overnight mail or courier service, telegram or facsimile transmission, orally by telephone or any other lawful means. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage thereon prepaid, at least 5 calendar days before such meeting. If by telegram, overnight mail or courier service, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company or the notice is delivered to the overnight mail or courier service company at least 24 hours before such meeting. If by facsimile transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least 12 hours before such meeting. If by telephone, by hand delivery or by other lawful means, the notice shall be given at least 12 hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these By-Laws, as provided under Section 8.01. A meeting may be held at any time without notice if all the Directors are present (except when Directors attend for the express purpose of objecting, at the beginning of the meeting, because it is not lawfully called or conveyed) or if those not present waive notice of the meeting either before or after such meeting.

Section 3.05               Action By Consent of Board of Directors. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in accordance with applicable law.

Section 3.06               Conference Telephone Meetings. Members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

Section 3.07               Quorum. Subject to Article VI of the Certificate of Incorporation, a whole number of Directors equal to at least a majority of the Whole Board shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the Directors present may adjourn the meeting from time to time without further notice. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.08               Committees of the Board of Directors.

(a)                 The Board of Directors may from time to time designate committees, which shall consist of one or more Directors. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee may, to the extent permitted by law, exercise such powers and shall have such responsibilities as shall be specified in the designating resolution. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

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(b)                 A majority of any committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Section 3.04. The Board of Directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board of Directors from appointing one or more committees consisting in whole or in part of persons who are not Directors; provided, however, that no such committee shall have or may exercise any authority of the Board of Directors.

Section 3.09               Records. The Board of Directors shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board of Directors and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation.

Section 3.10               Chairman of the Board. A Chairman of the Board shall be chosen from among the Directors. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall have such other powers and duties as may from time to time be conferred by the Board of Directors. The Board of Directors also may elect a Vice-Chairman to act in the place of the Chairman of the Board upon his or her absence or inability to act.

ARTICLE IV

Officers

Section 4.01               Elected Officers. The elected officers of the Corporation shall be a President and Chief Executive Officer, a Secretary, a Treasurer, and such other officers (including, without limitation, Senior Vice Presidents and Executive Vice Presidents and Vice Presidents) as the Board of Directors from time to time may deem proper. All officers elected by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof. The Board of Directors or any committee thereof may from time to time elect, or the Chairman of the Board or President and Chief Executive Officer may appoint, such other officers (including one or more Vice Presidents, Controllers, Assistant Secretaries and Assistant Treasurers), as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as shall be provided in these By-Laws or as may be prescribed by the Board of Directors or such committee or by the Chairman of the Board or President and Chief Executive Officer, as the case may be.

Section 4.02               Election and Term of Office. The elected officers of the Corporation shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held in conjunction with the annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Each officer shall hold office until such person’s successor shall have been duly elected and shall have qualified or until such person’s death or until he shall resign or be removed pursuant to Section 4.08.

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Section 4.03               President; Chief Executive Officer. The President shall be the Chief Executive Officer of the Corporation, shall act in a general executive capacity and shall be responsible for the administration and operation of the Corporation’s business and general supervision of its policies and affairs. The President and Chief Executive Officer, if he or she is also a Director, shall, in the absence of or because of the inability to act of the Chairman or Vice Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of stockholders and of the Board of Directors.

Section 4.04               Vice Presidents. Each Senior Vice President and Executive Vice President and any Vice President shall have such powers and shall perform such duties as shall be assigned to such person by the Board of Directors or by the President and Chief Executive Officer.

Section 4.05               Treasurer.

(a)                 The Treasurer shall exercise general supervision over the receipt, custody and disbursement of corporate funds. The Treasurer shall cause the funds of the Corporation to be deposited in such banks as may be authorized by the Board of Directors, or in such banks as may be designated as depositories in the manner provided by resolution of the Board of Directors The Treasurer shall have such further powers and duties and shall be subject to such directions as may be granted or imposed from time to time by the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer.

(b)                 The Board of Directors, the Chairman of the Board or the President and Chief Executive Officer may designate one or more Assistant Treasurers who shall have such of the authority and perform such of the duties of the Treasurer as may be assigned to them by the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer. During the Treasurer’s absence or inability, the Treasurer’s authority and duties shall be possessed by such Assistant Treasurer’ s) as the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer may designate.

Section 4.06               Secretary.

(a)                 The Secretary shall keep or cause to be kept in one or more books provided for that purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders; shall see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law; shall be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal and shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to the Secretary by the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer.

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(b)                 The Board of Directors, the Chairman of the Board or the President and Chief Executive Officer may designate one or more Assistant Secretaries who shall have such of the authority and perform such of the duties of the Secretary as may be provided in these By-Laws or assigned to them by the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer. During the Secretary’s absence or inability, the Secretary’s authority and duties shall be possessed by such Assistant Secretary or Assistant Secretaries as the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer may designate.

Section 4.07               Removal. Any officer or agent of the Corporation may be removed by the affirmative vote of a majority of the Board of Directors whenever, in their judgment, the best interests of the Corporation would be served thereby. Any officer or agent appointed by the Chairman of the Board or the President and Chief Executive Officer may be removed by him or her whenever, in such person’s judgment, the best interests of the Corporation would be served thereby. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of such person’s successor, such person’s death, such person’s resignation or such person’s removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee benefit plan.

Section 4.08               Vacancies. A newly created elected office and a vacancy in any elected office because of death, resignation, or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors. Any vacancy in an office appointed by the Chairman of the Board or the President and Chief Executive Officer because of death, resignation, or removal may be filled by the Chairman of the Board or the President and Chief Executive Officer.

ARTICLE V

Stock Certificates and Transfers

Section 5.01               Stock Certificates and Transfers. The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the Corporation may from time to time prescribe. The shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by such person’s attorney, upon surrender for cancellation of certificates for at least the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require. The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe or as may otherwise be permitted by applicable law, which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. Notwithstanding the foregoing provisions regarding share certificates, the Corporation may provide that, subject to the rights of stockholders under applicable law, some or all of any or all classes or series of the Corporation’s common or any preferred shares may be uncertificated shares.

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Section 5.02               Lost, Stolen or Destroyed Certificates. No certificate for shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond or indemnity in such amount, upon such terms and secured by such surety, as the Board of Directors or any financial officer may in its or such person’s discretion require.

ARTICLE VI

Miscellaneous Provisions

Section 6.01               Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January and end on the last day of December of each year.

Section 6.02               Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

Section 6.03               Seal. The corporate seal shall have inscribed thereon the words “Corporate Seal,” the year of incorporation and the word “Delaware.”

Section 6.04               Waiver of Notice. Whenever any notice is required to be given to any stockholder or Director under the provisions of the DGCL or these By-Laws, a waiver thereof given in accordance with applicable law shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board of Directors or committee thereof need be specified in any waiver of notice of such meeting.

Section 6.05               Audits. The accounts, books and records of the Corporation shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, and it shall be the duty of the Board of Directors to cause such audit to be done annually.

Section 6.06               Resignations. Any Director or any officer, whether elected or appointed, may resign at any time by giving written notice of such resignation to the Chairman of the Board, the President and Chief Executive Officer, or the Secretary, and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the President and Chief Executive Officer, or the Secretary, or at such later time as is specified therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.

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ARTICLE VII

Contracts, Proxies, Exclusive Forum, Etc.

Section 7.01               Contracts. Except as otherwise required by law, the Certificate of Incorporation, a Preferred Stock Designation, or these By-Laws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board of Directors may determine. The Chairman of the Board, the President and Chief Executive Officer or any Senior Vice President, Executive Vice President or Vice President may execute bonds, contracts, deeds, leases and other instruments to be made or executed or for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the President and Chief Executive Officer or any Senior Vice President, Executive Vice President or Vice President of the Corporation may delegate contractual powers to others under such person’s jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 7.02               Proxies. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the President and Chief Executive Officer or any Senior Vice President, Executive Vice President or Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holders of stock or other securities in any other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other entity, or to consent in accordance with applicable law, in the name of the Corporation as such holder, to any action by such other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such proxies, consents or other instruments as such person may deem necessary or proper in the premises.

Section 7.03         Forum for Adjudication of Disputes.

(a)         Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine, shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

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(b)        If any action the subject matter of which is within the scope of paragraph (a) above is filed in a court other than a court located within the state of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the state of Delaware in connection with any action brought in any such court to enforce paragraph (a) above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.”

ARTICLE VIII

Amendments

Section 8.01               Amendments. The By-Laws may be altered or repealed and new By-Laws may be adopted (a) at any annual or special meeting of stockholders by the affirmative vote of the holders of a majority of the voting power of the Voting Stock then outstanding, voting as a single class, provided, however, that any proposed alteration or repeal of, or the adoption of any By-Law inconsistent with, Section 2.02, Section 2.07 or this Section 8.01, by the stockholders shall require the affirmative vote of the holders of at least 80% of the voting power of all Voting Stock then outstanding, voting together as a single class, and provided, further, however, that, in the case of any such stockholder action at a special meeting of stockholders, notice of the proposed alteration, repeal or adoption of the new By-Law or By-Laws must be contained in the notice of such special meeting, or (b) by the affirmative vote of a majority of the Whole Board.

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APPENDIX B

AMENDED AND RESTATED ASBURY AUTOMOTIVE GROUP, INC.

KEY EXECUTIVE INCENTIVE COMPENSATION PLAN

(Effective January 1, 2004, Amended and Restated as of March 25, 2009)

SECTION 1. Purpose. The purpose of the Asbury Automotive Group, Inc. Key Executive Incentive Compensation Plan (the “Plan”) is to attract, retain and motivate highly qualified individuals who are key executives of Asbury Automotive Group, Inc.(the “Company”), and its subsidiaries and affiliates (together with the Company and their and its successors, “Asbury”); to obtain the best possible performance from each Participant; to further underscore the importance of achieving particular business objectives established for Asbury; and to include in Participants’ compensation package a bonus component that is tied directly to the achievement of those objectives. Such bonus component is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), and the Plan shall be interpreted accordingly.

SECTION 2. Definitions. For the purposes of the Plan, the following terms shall have the following meanings:

“Asbury” shall have the meaning set forth in Section 1.

“Awards” shall mean the incentive awards made pursuant to the Plan.

“Board of Directors” shall mean the Board of Directors of the Company.

“Code” shall have the meaning set forth in Section 1.

“Committee” shall mean the Compensation Committee of the Board of Directors.

“Company” shall have the meaning set forth in Section 1.

“Covered Person” shall have the meaning set forth in Section 12(f).

“Eligible Employee” shall mean an Employee who is an executive officer of Asbury, as determined by the Committee.

“Employee” shall mean an individual who is on the active payroll of Asbury at any time during the period for which an Award is made under the Plan.

“Establishment Period” shall have the meaning set forth in Section 5.

“Participant” shall mean an Eligible Employee who is selected by the Committee to participate in the Plan.

“Performance Period” shall mean a full fiscal year of the Company or other period of time (which may be longer or shorter than a full fiscal year of the Company, to the extent consistent with Section 162(m) of the Code) determined by the Committee.

“Plan” shall have the meaning set forth in Section 1.

“Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder.

SECTION 3. Effective Date; Term. The Plan became effective as of January 1, 2004, and was approved by the Company’s stockholders at the Company’s 2004 Annual Meeting of Stockholders on June 3, 2004 and at the Company’s 2009 Annual Meeting of Stockholders on April 29, 2009, and, subject to Section 9, shall remain in effect until such time as it shall be terminated by the Board of Directors. The Plan supersedes all previous bonus plans. The Plan was subsequently amended and restated to include the revised requirements of Section 409A of the Code, which amendment and restatement was approved by the Committee on November 21, 2008. The Plan is hereby further amended and restated to include additional performance criteria and to clarify provisions relating to the length of Performance Periods, which amendment and restatement was approved by the Committee on March 25, 2009.

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SECTION 4. Maximum Awards. Awards payable with respect to any fiscal year of the Company to any Participant shall not exceed $5,000,000.

SECTION 5. Eligibility. (a) Within the first 90 days of the applicable Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) (the “Establishment Period”), the Committee shall select those Eligible Employees who shall participate in the Plan for such Performance Period. In determining those Eligible Employees who are selected to participate in the Plan, the Committee shall give consideration to the contribution made by the Employee to the achievement of Asbury’s established objectives and such other matters as it shall deem relevant. The Committee shall have the authority at any time prior to the payment of Awards for the applicable Performance Period to remove Participants from the Plan for that Performance Period.

(b) To be eligible to receive an Award, the Eligible Employee must be employed on the date Asbury makes payments with respect to Awards for the applicable Performance Period. Notwithstanding the foregoing, in the discretion of the Committee, Awards may be made to Eligible Employees who have retired or whose employment has terminated after the beginning of the Performance Period for which an Award is made, or to the designee or estate of an Eligible Employee who died prior to the date on which Asbury makes payments with respect to Awards for the applicable Performance Period, but not unless and until the Committee has certified attainment of the relevant performance goals in accordance with Section 7(b).

SECTION 6. Awards. (a) Subject to the terms of the Plan, the Committee shall have the authority to determine the terms of any Award.

(b) Within the Establishment Period, the Committee shall establish in writing (i) the length of the Performance Period, (ii) the Eligible Employees who shall participate in the applicable Performance Period, (iii) the target/maximum Award payable to each Participant and (iv) the performance goal(s) for Awards granted for that Performance Period. The performance goal(s) that may be selected by the Committee shall be based upon one or more of the following criteria: (A) net income before or after taxes, (B) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization), (C) operating income, (D) earnings per share, (E) return on stockholders’ equity, (F) return on investment, (G) return on assets, (H) level or amount of acquisitions, (I) share price, (J) profitability/profit margins, (K) market share, (L) revenues or sales (based on units and/or dollars), (M) costs, (N) cash flow, (O) working capital, (P) objective measures of customer satisfaction, (Q) objective measures of objective measures of employee satisfaction, (R) expense levels and expense ratios, (S) gross margin and gross margin ratios, (T) employee turnover, (U) implementation of systems, (V) completion of projects, (W) level or amount of divestitures, (X) goals related to capitalization or restructuring of the balance sheet, and (Y) goals related to management or expense restructuring. The foregoing criteria may, as determined by the Committee, relate to the Company, one or more of its subsidiaries, affiliates, divisions or operational units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer companies or indices or any combination thereof. To the extent required under Section 162(m) of the Code, within the Establishment Period, the Committee shall define, in writing and in an objective fashion, the manner of calculating the performance criteria it selects to use for the applicable Performance Period in order to determine whether the applicable performance goal(s) have been attained.

(c) The Committee is authorized at any time during the Establishment Period, or any time thereafter (but only to the extent the exercise of such authority after the Establishment Period would not cause the applicable Awards to fail to qualify as “qualified performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of performance goal(s) for the applicable Performance Period to the extent permitted under Section 162(m) of the Code (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company, or any of its subsidiaries, affiliates, divisions or operating units (to the extent applicable to such performance goal(s)) or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company or any of its subsidiaries, affiliates, divisions or operating units (to the extent applicable to such performance goal(s)), or the financial statements of the Company or any of its subsidiaries, affiliates, divisions or operating units (to the extent applicable to such performance goal(s)), or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions.

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SECTION 7. Payment of Awards. (a) Awards payable under the Plan for a Performance Period shall be paid in cash to Participants as soon as administratively possible following completion of the performance goal certifications required by Section 7(b), but in any event within the period required by Section 409A such that it qualifies as a “short-term deferral” pursuant to Section 1.409A-1(b)(4) of the Department of Treasury regulations, unless the Committee shall determine that any Award or any portion thereof shall be deferred pursuant to an approved deferred compensation plan in accordance with Section 409A. In no event may a Participant receive any payment (i) in respect of an Award unless and until, and only to the extent that, the performance goal(s) for the applicable Performance Period are achieved and certified by the Committee in accordance with Section 7(b) and (ii) of any Award in excess of the limitation set forth in Section 4.

(b) Following the completion of the applicable Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the performance goal(s) for the Performance Period have been achieved. If the applicable performance goal(s) have been achieved, the Committee shall then determine the actual size of each Participant’s Award for the Performance Period. In determining the actual size of an individual Award for a Performance Period, the Committee may, in its sole judgment, reduce or eliminate the maximum Award payable to the Participant for the Performance Period.

SECTION 8. Administration and Interpretation. (a) The Committee shall have full authority to administer the Plan. The Committee shall have full power to construe and interpret the Plan, establish and amend rules and regulations for its administration, correct any defect, supply any omission and reconcile any inconsistency in the Plan and any Award, and perform all other acts relating to the Plan, including the delegation of administrative responsibilities, that it believes reasonable and proper and in conformity with the purposes of the Plan and the requirements of Section 162(m) of the Code.

(b) The Committee has sole responsibility for selecting Eligible Employees and Participants, establishing performance goals, setting Performance Periods, setting target/maximum Award amounts, certifying whether performance goals have been attained and determining actual Award amounts.

(c) Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and/or administration of the Plan shall be final, conclusive and binding on all persons affected thereby.

(d) In no event shall any discretionary authority granted to the Committee by the Plan be used to (i) provide payment in respect of any Award if the performance goal(s) for the applicable Performance Period have not been attained and certified by the Committee, (ii) increase an Award for any Participant following the Establishment Period or (iii) increase an Award above the maximum amount payable under Section 4 of the Plan.

SECTION 9. Amendment/Termination. The Committee shall have the right to amend the Plan from time to time or to repeal it entirely or to direct the discontinuance of Awards either temporarily or permanently; provided, however, that no amendment of the Plan that changes (i) the persons eligible to receive Awards under the Plan, (ii) the criteria that may be used to set performance goals under the Plan, as set forth in Section 6(b), or (iii) the maximum Award payable to an Eligible Employee, as set forth in Section 4, shall be effective before approval by shareholders in a manner that complies with the requirements of Section 162(m) of the Code.

SECTION 10. Special Awards and Other Plans. (a) Nothing contained in the Plan shall prohibit Asbury from establishing other special awards or incentive compensation plans providing for the payment of incentive compensation to Employees (including Eligible Employees).

(b) Payments or benefits provided to an Eligible Employee under any stock, deferred compensation, savings, retirement or other employee benefit plan are governed solely by the terms of such plan.

SECTION 11. Rights of Eligible Employees. (a) Neither the Plan, nor the adoption or operation of the Plan, nor any documents describing or referring to the Plan (or any part hereof) shall confer upon any Employee any right to continue in the employ of Asbury.

(b) No individual to whom an Award has been made or any other party shall have any interest in any asset of Asbury until such amount has been paid.

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(c) No right or interest of any Participant in the Plan shall be assignable or transferable, or subject to any claims of any creditor or subject to any lien.

SECTION 12. Miscellaneous. (a) All expenses and costs incurred in connection with the operation of the Plan shall be borne by Asbury, and no part therefor (other than the amounts of Awards under the Plan) shall be charged against the maximum limitation of Section 4.

(b) All Awards are subject to withholding, where applicable, for Federal, state, local and foreign taxes.

(c) Any provision of the Plan that is held to be invalid, illegal or unenforceable (whether in whole or in part) shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions of the Plan shall not be affected thereby.

(d) The Plan and the rights and obligations of the parties to the Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware (without regard to principles of conflicts of law).

(e) All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, including any purchaser of all or substantially all the assets of the Company.

(f) No member of the Board of Directors, the Committee or any employee of Asbury (each such person, a “Covered Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Covered Person shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Restated Certificate of Incorporation or Restated Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

(g) To the extent applicable, the Plan and the Awards shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A, the Committee may adopt such amendments to the Plan and the applicable Award or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A and thereby avoid the application of penalty taxes under Section 409A.

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IMPORTANT ANNUAL MEETING INFORMATION	000004

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 2:00 a.m., Eastern Time, on April 16, 2014.

Vote by Internet

• Go to www.envisionreports.com/ABG
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

Annual Meeting Proxy Card	1234 5678 9012 345

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

A	Proposals — The Board of Directors recommends a vote FOR each of the director nominees listed under Proposal 1 and FOR Proposals 2, 3, 4 and 5.

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1. Election of Directors:	For	Withhold		For	Withhold
01 - Juanita T. James	☐	☐	02 - Craig T. Monaghan	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Approval of an amendment to the Bylaws of Asbury to provide that Delaware will serve as the exclusive forum for certain legal actions involving Asbury.	☐	☐	☐	3.	Approval of Asbury’s Amended and Restated Key Executive Incentive Compensation Plan.	☐	☐	☐

4.	Advisory approval of the compensation of Asbury’s named executive officers.	☐	☐	☐	5.	Ratification of the appointment of Ernst & Young LLP as Asbury’s independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.

Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign card exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

Proxy — ASBURY AUTOMOTIVE GROUP, INC.

2905 Premiere Parkway NW, Suite 300 Duluth, Georgia 30097

ANNUAL MEETING OF STOCKHOLDERS, APRIL 16, 2014, AT 8:00 A.M.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints Keith R. Style and George A. Villasana, and each or either of them, with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of Asbury Automotive Group, Inc. (“Asbury”), as marked on the reverse side, which the undersigned is entitled to vote only at the Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Wednesday, April 16, 2014, at 8:00 a.m., local time, at Intercontinental-Buckhead Atlanta located at 3315 Peachtree Road, NE, Atlanta, GA 30326, and at any and all adjournments thereof as marked on the reverse side.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the director nominees and FOR the other proposals listed.

If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. As of March 21, 2014, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned hereby acknowledges receipt from Asbury prior to execution of this proxy of a Notice of Annual Meeting of Stockholders and Proxy Statement dated March 21, 2014, and the 2013 Annual Report on Form 10-K.

PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
(Continued and to be voted on the reverse side.)